                                                                   EXHIBIT 10.16

                     REVOLVER LOAN AND SECURITY AGREEMENT
                     ------------------------------------

          THIS REVOLVER LOAN AND SECURITY AGREEMENT is entered into as of December 29, 1994, by and between CPS SYSTEMS, INC., a Texas corporation and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation.

                                R E C I T A L S:
                                ---------------
          A. CPS Systems, Inc., desires to borrow from Greyhound Financial Corporation in the form of a revolving line of credit a principal amount not to exceed One Million Dollars ($1,000,000) at any time, the proceeds of which will be used to provide working capital to Borrower.

          B. Greyhound Financial Corporation desires to grant the credit accommodation requested by CPS Systems Inc., subject to the terms and conditions set forth herein.

          C. Greyhound Financial Corporation has entered into a Term Loan Agreement with CPS Acquisition Corp., a Georgia corporation. In connection with such transaction, CPS Systems, Inc. has executed a Guaranty and Subordination. Furthermore, CPS Acquisition Corp. is obligated to merge into CPS Systems, Inc., but that merger has not yet occurred.

                               A G R E E M E N T:
                               -----------------
          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                                    ARTICLE 1
                                    ---------
                         DEFINITIONS AND DETERMINATIONS
                         ------------------------------
          1.1 Definitions. As used in this Revolver Loan Agreement and in the
              -----------
other Revolver Loan Documents (as hereinafter defined), unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

          Account Debtor: any Person who is or may become obligated under any
          --------------
Account.

          Accountants: an independent certified public accounting firm selected
          -----------
by Borrower and satisfactory to Lender.

          Accounting Changes: changes in generally accepted accounting
          ------------------
principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body.

          Accounts: all presently existing and hereafter arising accounts,
          --------
contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of Goods or the rendition of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties or security therefor.

          Acquisition: the transaction pursuant to which Parent has acquired all
          -----------
of Borrower's Stock.

          Acquisition Documents: that Stock Purchase Agreement dated as of
          ---------------------
November 11, 1994 between PHF Associates, Inc. (to whose interest Parent has succeeded), as buyer, and Clayton O. Callaway, Gary P. Caldwell, Robert F. Kiesling, Janice H. McCord, James K. Hoofard, Jr., Katherine M. Williamson, Richard G. Bingham, II and Stanton W. Galbraith, as sellers, and any and all other documents, instruments or agreements pursuant to which the Acquisition has been effected.

          ADA: the Americans with Disabilities Act of 1990 (42 U.S.C. 12101, et
          ---                                                                --
seq.) and all applicable rules, regulations, codes, ordinances and guidance
---
documents promulgated or published thereunder.

          Affiliate: as to any Person, any other Person who directly or
          ---------
indirectly controls, is under common control with, or is controlled by such Person. As used in this definition, "control" (including with its correlatives "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct (or cause the direction of) the management and policies of another Person, whether through ownership of securities, partnership or other ownership interests, by contract or otherwise), provided that, in any event: (a) any Person who owns directly or indirectly, five percent (5%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or five percent (5%) or more of the partnership or other ownership interests of any other such Person (other than as a limited partner of such other Person), whether voting or non-voting will be deemed to "control" such corporation or other Person, and (b) each director and officer of Borrower or any Subsidiary of Borrower shall be deemed to be an Affiliate of Borrower.

          Assignment of Contracts, Intangibles, Licenses and Permits: the
          -----------------------------------------------------------
assignment of contracts, intangibles, licenses and permits, for security purposes, executed by Borrower in favor of Lender, as it may be from time to time amended, restated or replaced.

          Assignment of Trademarks: the assignment of trademarks for security
          ------------------------
purposes, executed by Borrower in favor of Lender as it may be from time to time amended, restated or replaced.

          Assignment of Life Insurance: the assignment required pursuant to
          ----------------------------
subsection 6.7.2, as it may be from time to time amended, restated or replaced.

          Authorized Officer: any of the following officers of Borrower: Chief
          ------------------
Executive Officer, Chief Financial Officer/Treasurer/Controller or Assistant Controller.

          Average Unused Portion: as of any date, the Maximum Amount, less the
          ----------------------                                      ----
result of (a) the sum of all Daily Balances outstanding during the immediately preceding month or portion thereof, divided by (b) the number of days included in such month or portion thereof.

          Bailee Letter: a bailee letter to be delivered by each of the bailees
          --------------
in each warehouse where any Inventory of Borrower is stored, each of which shall be in a form acceptable to Lender.

          Bank Agency Agreement: the Bank Agency Agreement to be executed by and
          ---------------------
between Borrower and Lender in a form acceptable to Lender, which Bank Agency Agreement shall be agreed to by each bank in which a Blocked Account or a Dominion Account is maintained.

          Bankruptcy Code: the United States Bankruptcy Code and any successor
          ---------------
statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          Base Rate: the per annum rate of interest publicly announced, from
          ----------
time to time, by Citibank, N.A., New York, New York ("Citibank"), as the base (or equivalent") rate of interest charged by Citibank to its largest and most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrower from Citibank at rates less than the announced base rate, or if Citibank ceases to publish its base rate, then such other published rate as the holder of the Note shall determine to be comparable.

          Base Revolver Loan Fee: the meaning given to it in subsection 2.12.1.
          ----------------------
          Blocked Account: the meaning given to it in subsection 2.4.3.
          ---------------
          Books: all of the books and records of Borrower, including, without
          -----
limitation, Borrower's: (a) ledgers, (b) records indicating, summarizing or evidencing any of the (i) liabilities of Borrower or (ii) the Property of Borrower constituting part of the Collateral, (c) all information relating to the Business, operations or financial condition of Borrower, (d) computer programs, disk or tape files, printouts, runs or other computer-prepared information, and (e) the Equipment containing any of the foregoing.

          Borrower: CPS Systems Inc., a Texas corporation, and, subject to the
          --------
restrictions on assignment and transfer contained in this Loan Agreement, the successors and assigns of such corporation.

          Borrower's Collateral: that portion of the Collateral which is owned
          ---------------------
by Borrower or in which Borrower otherwise has an interest.

          Borrower's Stock: all of the present and (subject to the limitations
          ----------------
on the issuance of such stock contained herein) future issued and outstanding stock of Borrower.

          Borrower's Stockholders: the Persons listed in Schedule 1.1
          -----------------------
(Borrower's Stockholders).

          Borrower's Stockholders Pledge Agreement: a pledge of the Borrower's
          ----------------------------------------
Stock, executed by Borrower's Stockholders in favor of Lender, as it may be from time to time amended, restated or replaced.

          Borrower's Warrantholders: the Persons listed in Schedule 1.1
          -------------------------
   (Borrower's Warrantholders).

          Business: the business conducted by Borrower of designing, installing,
          --------
licensing and maintaining proprietary computer software; providing customer assistance with respect to such software; and selling and maintaining computer hardware.

          Business Day: any day other than a Saturday, Sunday or other day on
          ------------
which banks in Los Angeles, California, or New York, New York, are required to close.

          Capital Expenditure: with respect to any Person, any payment that is
          -------------------
made or liability that is incurred by such Person for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appears on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payment or liability or the instrument pursuant to which it is made is characterized by such Person or any other Person.

          Capitalized Lease: with respect to any Person, any lease of Property
          -----------------
by such Person as lessee, the obligation for rental of which is required to be capitalized under GAAP.

          Chattel Paper: all of Borrower's present and future chattel paper, as
          -------------
the term "chattel paper" is defined in the Uniform Commercial Code.

          Chief Executive Officer: the chief executive officer of Borrower
          -----------------------
appointed to such duties by Borrower's Board of Directors.

          Chief Financial Officer: the chief financial officer of Borrower
          -----------------------
appointed to such duties by Borrower's Board of Directors.

          Closing: the disbursement of the initial Revolver Advance.
          -------
          Closing Date: the date of the Closing.
          ------------
          Collateral: (a) all Property of Borrower, whether now owned or
          ----------
hereafter acquired, together with all additions thereto and accessions thereof, including, without limitation: (i) Accounts, (ii) Books, (iii) Equipment, (iv) General Intangibles, (v) Goods, (vi) Inventory, (vii) Negotiable Collateral,
(viii) any money or other Property of Borrower, which hereafter comes into the possession, custody or control of Lender, and (ix) Real Estate; (b) the Borrower's Stock; (c) subject to the provisions of 6.17, the Parent's Stock; (d) the Life Insurance; (e) any other Property in which Lender is granted a Security Interest; and (f) the proceeds and products, whether tangible or intangible, of any of the foregoing.

          Controlled Group: with respect to any Person, all members of a
          ----------------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Person, are treated as a single employer under Section 414(b) and 414(c) of the IRC.

          Credit Facilities Documents: the Revolver Loan Documents and the Term
          ---------------------------
Loan Documents.

          Daily Balance: as of the end of any particular day, the Revolver Loan
          -------------
Principal Balance.

          Default Rate: a per annum rate equal to the Interest Rate in effect
          ------------
plus four hundred fifty (450) basis points.

          Depreciation: with respect to any period, all depreciation on Property
          ------------
taken during such period, as determined in accordance with GAAP.

          Documents: all Borrower's present and future documents, as the term
          ---------
"documents" is defined in the UCC.

          Dominion Account: the meaning given to it in subsection
          ----------------
2.4.3.

          Eligible Accounts: Accounts arising in the ordinary course of the
          -----------------
Business from the sale of goods or rendition of services or services to be rendered ("Pre--Billed Services") hardware and software maintenance and customer assistance which Lender shall determine to be eligible based on such considerations as Lender may from time to time determine to be appropriate. Without limiting the foregoing, an Account shall not be deemed to be an Eligible Account if (a) the Account Debtor has failed to pay the Account within a period of ninety (90) days after invoice date, to the extent of any amount remaining unpaid after such period; (b) the Account Debtor has failed to pay more than twenty-five percent (25%) of all outstanding Accounts owed by it to Borrower within ninety (90) days after invoice date; (c) the Account Debtor is an Affiliate of Borrower; (d) the goods relating thereto are placed on consignment, guaranteed sale or other terms pursuant to which payment by the account debtor may be conditional; (e) the Account Debtor is not located in the United States or Canada, unless the Account is supported by a letter of credit or other form of guaranty or security, in each case in form and substance satisfactory to Lender; (f) the Account Debtor is the United States or any department, agency or instrumentality thereof or any State, city or municipality of the United States if Borrower has not provided Lender with evidence satisfactory to Lender that Borrower has complied with the Federal Assignment of Claims Act, if applicable, and any other applicable federal or state laws of similar import;

(g) Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower; (h) the Account Debtor's total obligations to Borrower, exclusive of all Accounts for initial software licensing fees and hardware sales which (i) are less than sixty-one (61) days after the invoice date and (ii) are evidenced by invoices and other documentation satisfactory to Lender ("Excluded Accounts"), exceed fifteen percent (15%) of all Accounts, to the extent of such excess; (i) the Account Debtor's total obligations to Borrower (inclusive of Excluded Accounts), exceed thirty percent (30%) of all Accounts, to the extent of such excess; (j) the Account Debtor disputes liability or makes any claim with respect thereto (up to the amount of such liability or claim), or is subject to any insolvency or bankruptcy proceeding, or becomes insolvent, fails or goes out of a material portion of its business; (k) the amount thereof consists of late charges or finance charges; or (1) the amount thereof consists of a credit balance more than ninety (90) days past due.

          Environmental Laws: any and all federal, state and local laws that
          ------------------
relate to or impose liability or standards of conduct concerning public or occupational health and safety or the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)9601 et seq.), the Hazardous Materials Transportation Act (42
                       -- ---
U.S.C. (S)1802 et seq.), the Resources Conservation and Recovery Act (42 U.S.C.
               -- ---
(S)6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. (S)1251 et
        -- ---                                                               --
seq.), the Toxic Substances Control Act (14 U.S.C. (S)2601 et seq.), the Clean
---                                                        -- ---
Air Act (42 U.S.C. (S)7401 et seq.), the National Environmental Policy Act (42
                           -- ---
U.S.C. (S)4321 et seq.), the Refuse Act (33 U.S.C. (S)407 et seq.), the Safe
               -- ---                                     -- ---
Drinking Water Act (42 U.S.C. (S)300(f) et seq.), the Occupational Safety and
                                        -- ---
Health Act (29 U.S.C. (S)651 et seq.), and all rules, regulations, codes,
                             -- ---
ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

          Equipment: all of Borrower's present and future equipment, as the term
          ---------
"equipment" is defined in the UCC.

          ERISA: the Employee Retirement Income Security Act of 1974, as
          -----
amended, and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          ERISA Affiliates: as to any Person, any trade, business or other
          ----------------
entity, whether or not incorporated, which, together with such Person, is treated as a single employer under Section 414(c) of the IRC.

          Event of Default: any of the Events of Default set forth in Section
          ----------------
8.1.

          Excluded Trade Payables: Borrower's normal and customary trade
          -----------------------
payables incurred in the ordinary course of business and paid within 90 days from the date incurred [or, if not paid within ninety (90) days from the date incurred, payment is being disputed pursuant to a Permitted Protest or the normal terms offered to Borrower by the trade creditor provide that payment is due more than ninety (90) days from the incurrence of the trade payable].

          Existing Leases:  the real  property  leases (if any) so described in
          ---------------
Schedule 1.1 (Leases).

          Existing Operating Agreements: the agreements (if any) so described in
          -----------------------------
Schedule 1 (Existing Operating Agreements).

          Fees: the Revolver Loan Fees and the Term Loan Fees.
          ----

          Fiscal Year: with respect to Borrower, the twelve (12) month period
          -----------
beginning on each January 1 and ending on the following December 31.

          GAAP: generally accepted accounting principles in the United States as
          ----
in effect from time to time during the period in which such principles are to be applied, which shall include the official interpretations thereof by the Financial Accounting Standards Board, or any successor thereto, and Accounting Changes.

          General Intangibles: all of Borrower's present and future General
          -------------------
Intangibles, as the term "general intangibles" is defined in the UCC, and other personal Property (including, without limitation, any and all rights of Borrower to all choses or things in action, contract rights, credits, claims (including, without limitation, tax refund claims), demands, goodwill, licenses, franchise agreements, subscription costs, patents, copyrights, trademarks, service marks, trade names, rights to royalties, blueprints, drawings, customer lists, purchase orders, computer programs, computer discs, computer tapes, literature, reports, catalogs, methods, sales literature, video tapes, confidential information and trade secrets, consulting agreements, employment agreements, leasehold interests in real and personal Property, insurance policies, deposits with insurers relating to workmen's compensation liabilities, deposit accounts, tax refunds and proprietary rights in any Equipment), other than Goods, (including, without limitation, Equipment and Inventory), Negotiable Collateral and Accounts, as well as the Books relating to any of the foregoing.

          Good Funds: United States Dollars available to Lender in federal funds
          ----------
at or before 1:00 p.m. Chicago time on a Business Day by virtue of receipt by Union Bank, in accordance with Section 2.10.

          Goods: all of Borrower's present and future Goods, as the term "goods"
          -----
is defined in the UCC.

          Governmental Body: any foreign, federal, state, municipal or other
          -----------------
government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

          Hazardous Materials: any pollutant (including, without limitation,
          -------------------
petroleum, or any portion thereof), hazardous, toxic or dangerous waste, substance or material defined as such in or for purposes of any Environmental Law.

          Incipient Default: any event or condition which, with the giving of
          -----------------
notice or the lapse of time, or both, would become an Event of Default.

          Indebtedness: with respect to any Person, all liabilities, obligations
          ------------
and reserves of such Person, contingent or otherwise, which in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without limitation or duplication, the following: (a) all Indebtedness for Borrowed Money; (b) all obligations secured by any Lien upon Property of the Person for whom such determination is being made, whether or not such obligation or liability is assumed by such Person; (c) all guaranties, letters of credit and other contingent obligations, including, without limitation, obligations to repurchase or reimburse; (d) obligations with respect to the capital stock of the Person for whom such determination of Indebtedness is being made, which capital stock is subject either to mandatory redemption or redemption at the option of the holder of such stock, whether such mandatory or optional redemption is in whole or in part; and (e) liabilities with respect to unfunded, vested benefits under any Plan and with respect to withdrawal liabilities incurred under ERISA with respect to any Multi-employer Plan by any member of a Controlled Group.

          Indebtedness for Borrowed Money: with respect to any Person, without
          -------------------------------
duplication, all Indebtedness of such Person (a) with respect to borrowed money,
(b) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, with respect to Borrower, all of Borrower's Obligations), (c) with respect to obligations under Capitalized Leases or for the deferred purchase price of Property, or (d) pertaining to obligations under conditional sales or other title retention agreements, and all guaranties of any or all of the foregoing.

          Instruments: all of Borrower's present and future instruments, as the
          -----------
term "instruments" is defined in the UCC.

          Insured Persons: Paul E. Kana and James K. Hoofard, Jr.
          ---------------

          Intellectual Property: the patent, copyrights trademarks, service
          ---------------------
marks, trade names, and applications for any of the foregoing so described in
Section 1.1 (Intellectual Property).

          Inventory: all of Borrower's present and future inventory, as the term
          ---------
"inventory" is defined in the UCC.

         Investment: with respect to any Person, the amount paid or committed to
         ----------
be paid or the value of Property or wages contributed or committed to be contributed by the Person making the Investment on its account for or in connection with the acquisition by such Person of any stock, partnership or other ownership interest, bonds, notes, debentures, or any other security of the Person in whom such investment is made, or any evidence of Indebtedness by reason of a loan advance, extension of credit, guaranty or other similar obligation of any debt, liability or Indebtedness of such Person in whom the Investment is made; provided, however, that the term "Investment" shall not
                    --------  -------
include (a) trade and customer accounts receivable of such Person for inventory sold by it or services rendered by it in the ordinary course of business and payable in accordance with customary trade terms, or any letters of credit or other instruments securing the same, or (b) reasonable advances by such Person in the ordinary course of business to its employees for travel expenses, drawing accounts and similar expenditures.

          IRC: the Internal Revenue Code of 1986, as amended, and any successor
          ---
statute thereto, and the rules, regulations and interpretations issued thereunder, as in effect from time to time.

          Leasehold Property: the real property which is the subject of the
          ------------------
Leases.

          Leases: the Existing Leases and, without implying Lender's consent to
          ------
the formation of any such lease except in accordance with the terms of this Revolver Loan Agreement, any and all future leases or subleases under which Borrower has a leasehold or subleasehold interest in real property.

          Lender: Greyhound Financial Corporation, a Delaware corporation, and
          ------
its successors and assigns.

          Lien: any mortgage, pledge, assignment, lien, charge, encumbrance or
          ----
security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, or other title retention agreement.

          Loans: collectively, the Revolver Loan and the Term Loan.
          -----

          Loan Year: a period from the Closing Date through the first
          ---------
anniversary of the Closing Date and, thereafter, each twelve (12) month period following such anniversary.

          Material Adverse Effect: with respect to any set of circumstances or
          -----------------------
events and their effect on a Person, the reasonable likelihood of a material and adverse effect on (i) such Person's financial condition, operations, prospects or profits, (ii) the validity or enforceability against such Person of any Revolver Loan Document or any of the transactions contemplated thereby, (iii) the ability of such Person to perform its obligations under any of the Revolver Loan Documents to which such Person is a party, (iv) the priority against such Person of the Security Interests (other than Permitted Prior Liens), or (v) with respect to Borrower only, the value of the Collateral.

          Maturity Date: the fourth anniversary of the Closing Date.
          -------------

          Maximum Amount: as defined in subsection 2.1.
          --------------

          Merger: the merger of Parent into Borrower.
          ------

          Merger Documents: that Plan of Merger between Borrower and Parent, and
          ----------------
after the Merger, the Certificate of Merger issued by the Georgia and Texas Secretaries of State.

          Multi-employer Plan: a "multi-employer plan" as defined in Section
          --------------------
4001(a)(3) of ERISA under which Borrower is an employer.

          Negotiable Collateral: all of Borrower's present and future letters of
          ---------------------
credit, notes, drafts, Instruments, Documents, personal property leases (where such Person is the lessor) and Chattel Paper.

          Net Worth: at any time with respect to a Person, all amounts which in
          ---------
accordance with GAAP should be included in shareholder's equity of such Person.

          Notes: collectively, the Revolver Loan Note and the Term Loan Note.
          -----

          Obligations: collectively, the Revolver Loan Obligations and the Term
          -----------
Loan Obligations.

          Operating Agreement: any lease, license, equipment lease, collective
          -------------------
bargaining agreement, servicing agreement, service mark, trademark, patent, copyright, permit, Governmental Body approval or other agreement relating to the operation of the Business of Borrower.

          Operating Cash Flow: for any period, the net income or loss of
          -------------------
Borrower (excluding the effect of any changes in GAAP and extraordinary gains or losses), plus depreciation, amortization, interest expense, the Term Loan Maintenance Fee, the Unused Line Fee, accrued but unpaid federal and state income taxes and other non-cash expenses and minus its actual state and federal
                                             -----
income taxes paid, other non-cash income, actual Capital Expenditures.

          Parent: CPS Acquisition Corp., a Georgia corporation.
          ------

          Parent's Stockholders Pledge Agreement: A pledge of the Parent's
          --------------------------------------
Stock, executed prior to the Merger by Parent's Stockholders in favor of Lender, as it may be from time to time amended, restated or replaced.

          PBGC: the Pension Benefit Guaranty Corporation or any Governmental
          ----
Body succeeding to its functions.

          Permitted Liens: any of the following Liens:
          ---------------

                (a)  the Security Interests;

                (b) Liens for taxes or assessments and similar charges, which either are (i) not delinquent or (ii) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower has set aside reserves on its books which are satisfactory to Lender;

                (c) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided
                                                                    --------
                     that the underlying obligations relating to such Liens are
                     ----
                     paid in the ordinary course of business or the repayment of such obligations is otherwise secured in a manner satisfactory to Lender;

                (d) zoning ordinances and, to the extent acceptable to Lender, easements, licenses, reservations, provisions, covenants, conditions and other title exceptions;

                (e) Liens to secure payment of insurance premiums (i) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (ii) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old--age pensions or other social security programs;

                (f) Liens arising out of adverse judgments or awards against Borrower on appeal, provided that (i) no Event of Default
                                         -------- ----
                     would exist with respect thereto pursuant to subsection
                     8.1.6 and (ii) Borrower diligently is pursuing such appeal pursuant to a Permitted Protest;

                (g) subject to the terms of the Subordination Agreement, the Subordinated Indebtedness Liens; and

                (h) the security interest retained by International Business Machines Corporation pursuant to that Value Added Reseller Agreement between it and Borrower, a copy of which is attached as Exhibit 1.1 (IBM Agreement), or by another hardware manufacturer under any similar agreement between it and Borrower.

          Permitted Protest: the right of Borrower to protest any Lien, tax or
          -----------------
other charge, other than any such Lien or charge which constitutes a portion of the Borrower's Obligations, provided (a) at the option of Lender, either (i) the repayment of the obligations which gave rise to such Liens, taxes or other charges is secured in a manner satisfactory to Lender within sixty (60) days after such obligations become due and owing or (ii) a reserve with respect to such obligations is established on the Books in an amount which is satisfactory to Lender, (b) any such protest is instituted and diligently prosecuted by Borrower in good faith and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity or priority of any of the Security Interests.

          Person: any individual, firm, corporation, business enterprise, trust,
          ------
association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

          Plan: with respect to any Person, any employee pension benefit plan
          ----
subject to Title IV of ERISA, established or maintained by such Person, or any such Plan to which such Person is required to contribute on behalf of any of its employees.

          Property: all types of real, personal or mixed property and all types
          --------
of tangible or intangible property.

          Qualified Depository: a member bank of the Federal Reserve System
          --------------------
having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000).

          Real Property:  all legally or beneficially owned estates in real
          -------------
property, except leasehold estates in the Leasehold Property.

          Revolver Advance: an advance of a portion of the proceeds of the
          ----------------
Revolver Loan.

          Revolver Loan Audit Fee: the meaning given to it in subsection 2.11.2.
          -----------------------

          Revolver Interest Rate: a variable rate per annum equal to the Base
          ----------------------
Rate plus two hundred basis points, which rate shall be adjusted as and when the Base Rate changes.

          Revolver Loan: the revolving loan described in subsection 2.1.1.
          -------------

          Revolver Loan Agreement: this Revolver Loan and Security Agreement, as
          -----------------------
it may be from time to time renewed, amended, restated or replaced.

          Revolver Loan Documents: the Revolver Loan Documents (Closing) and all
          -----------------------
other documents now or hereafter executed in connection with the Revolver Loan.

          Revolver Loan Documents (Closing): the following loan documents:
          ---------------------------------

                   (a)      this Revolver Loan Agreement;

                   (b)      the Revolver Loan Note;

                   (c)      the Security Documents;

                   (d)      the Environmental Certificate;

                   (e)      the Solvency Certificate (Borrower);

                   (f) UCC financing statements executed by debtors with respect to the Collateral;

                   (g)      the Revolver Loan Guaranty;

                   (h)      the Subordination Agreement; and

                   (i) such other instruments and documents as Lender may require at Closing to evidence the Revolver Loan and to evidence and perfect the Security Interests.

          Revolver Loan Fees: the Unused Line Fee and the Revolver Audit Fee.
          ------------------

          Revolver Loan Guaranty: an agreement, executed by Parent, pursuant to
          ----------------------
which Parent (subject to the provisions of Section 6.17) shall unconditionally guarantee full payment and performance of the Revolver Loan Obligations and fully subordinate and Indebtedness now or hereafter owing by Borrower to Parent and the Liens pertaining to such Indebtedness.

          Revolver Loan Note: the promissory note executed by Borrower in a form
          ------------------
acceptable to Lender in the principal amount of $1,000,000 to evidence the Revolver Loan.

          Revolver Loan Obligations: the covenants, agreements, obligations and
          -------------------------
conditions to be performed by Borrower under the Revolver Loan Documents.

          Revolver Loan Principal Balance: the principal balance of the Revolver
          -------------------------------
Loan which is outstanding from time to time.

          Revolver Loan Prepayment Premium: the meaning given to in subsection
          --------------------------------
2.7.1(b).

          Securities Act: the Securities Act of 1933, as amended, or any similar
          --------------
federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, as in effect from time to time.

          Security Documents: this Revolver Loan Agreement, the Assignment of
          ------------------
Contracts, Intangibles, Licenses and Permits, the Assignment of Trademarks, the Assignment of Life Insurance, the Borrower's Stockholders Pledge Agreement, the Parent's Stockholders Pledge Agreement, the Assignment of Stock Purchase Agreement executed pursuant to the Term Loan Agreement and any and all other documents now or hereafter executed to evidence or perfect the Security Interests in the Collateral.

          Security Interests: the Liens in the Collateral granted to Lender
          ------------------
pursuant to the Revolver Loan Documents.

          Senior Contractual Debt Service: for any period, the sum of: (a)
          -------------------------------
payments made or required to be made by Borrower during such period for principal and interest on the Term Loan, interest only on the Revolver Loan, the Term Loan Maintenance Fee, and the Unused Line Fee due, excluding, however, any Excess Cash Flow prepayments made or required to be made pursuant to subsection
2.8.3 of the Term Loan Agreement; and (b) without implying Lender's consent to any such Capitalized Lease, payments due on Capitalized Leases of Borrower.

          Shareholder Debt: long-term debt as of December 28, 1994 in the
          ----------------
principal amount of Eight Hundred Sixty-Three Thousand Fifty-Three and 03/100 Dollars ($863,053.03) owing to the following former shareholders of Borrower:
Paul A. Hughes and Gloria P. Schlab.

          Solvency Certificate (Borrower): a certificate executed by the Chief
          -------------------------------
Executive Officer and Chief Financial Officer of Borrower with respect to the solvency of Borrower and related matters.

          Solvency Certificate (Current): a certificate executed by the Chief
          ------------------------------
Executive Officer and Chief Financial Officer of Parent with respect to the Solvency of Parent and related matters.

          Solvent: with respect to any Person, as of the date as to which such
          -------
Person's solvency is to be measured:

                   (a) the "fair saleable value" (defined below) of the assets of such Person is in excess of the total amount of the liabilities of such Person (including contingent liabilities) as they become absolute and matured;

                   (b) such Person has sufficient capital to conduct its business; and

                   (c) such Person is able to meet its debts as they mature.

For purposes of this definition, the phrase "fair saleable value" shall mean the amount which may be realized within a reasonable time through a sale of such Person as a going concern in a transaction between a willing and able buyer under no compulsion to buy and a willing and able seller under no compulsion to sell.

          Subordinated Indebtedness: the Indebtedness owed by Parent to
          -------------------------
Subordinated Lender in the current principal amount of Two Million One Hundred Thousand Dollars ($2,100,000), and which will be assumed by Borrower upon consummation of the Merger.

          Subordinated Indebtedness Documents: all loan documents executed and
          -----------------------------------
delivered by Borrower, Parent or their respective Affiliates related to the Subordinated Indebtedness.

          Subordinated Indebtedness Liens: the liens granted to Subordinated
          -------------------------------
Lender pursuant to the Subordinated Indebtedness Documents and junior to the Security Interests.

          Subordinated Lender: Hanifen Imhoff Mezzanine Fund, L.P., a Colorado
          -------------------
limited partnership.

          Subordination Agreement: that Subordination and Intercreditor
          -----------------------
Agreement to be executed by Lender, Subordinated Lender, Parent, Parent's Stockholders, Borrower and Borrower's Stockholders simultaneously with Closing.

          Subsidiary: with respect to any Person, any corporation, association,
          ----------
partnership, joint venture or other business entity of which such Person, directly or indirectly, either

(a) with respect to a corporation, owns or controls fifty percent (50%) or more of the voting power and has the ability to elect at least a majority of the board of directors or similar managing body, whether or not a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) with respect to an association, partnership, joint venture or other business entity, is entitled to share in fifty percent (50%) or more of the profits and losses, however determined, and has voting control with respect thereto.

          Term Loan: the term loan in the principal amount not to exceed One
          ---------
Million Five Hundred Thousand Dollars ($1,500,000).

          Term Loan Agreement: that Term Loan Agreement entered into between
          -------------------
Parent and Lender simultaneously with the closing, as it may be from time to time renewed, amended restated or replaced.

          Term Loan Documents: the Term Loan Agreement, the Term Loan Guaranty
          -------------------
and the other documents now or hereafter executed in connection with the Term Loan.

          Term Loan Fees: the meaning given to it in the Term Loan Agreement.
          --------------

          Term Loan Guaranty: an agreement, executed by Borrower, pursuant to
          ------------------
which Borrower (subject to the provisions of Section 6.17) has unconditionally guarantied full payment and performance of the Term Loan Obligations and fully subordinate and Indebtedness now or hereafter owing by Borrower to Parent and the Liens pertaining to such Indebtedness.

          Term Loan Maintenance Fee: the meaning given to it in the Term Loan
          -------------------------
Agreement.

          Term Loan Note: the promissory note executed by Parent pursuant to the
          --------------
Term Loan Agreement.

          Term Loan Obligations: the covenants, agreements, obligations and
          ---------------------
conditions to be performed by Parent or Borrower under the Term Loan Documents.

          Term Loan Principal Balance: the principal balance of the Term Loan
          ---------------------------
which is outstanding from time to time.

          Term Loan Success Fee: the meaning given to it in the Term Loan
          ---------------------
Agreement.

          Total Contractual Debt Service: for any period, the sum of Senior
          ------------------------------
Contractual Debt Service and payments made on the Subordinated Indebtedness to the extent such payments are not prohibited pursuant to the terms of the Subordination Agreement.

                   Total Debt: at any time, the sum of the unpaid principal
                   ----------
          balance of (a) the Revolver Loan, (b) the Term Loan, (c) the Subordinated Indebtedness and (d) without implying Lender's consent to any such Indebtedness, all other Indebtedness for Borrowed Money of Borrower and Parent.

                   Transaction Documents: the Revolver Loan Documents, the Term
                   ---------------------
          Loan Documents, the Acquisition Documents and the Merger Documents.

                   UCC: the Uniform Commercial Code, as from time to time
                   ---
          adopted in the State of Arizona.

                   Unused Line Fee: the meaning given to it in subsection
                   ---------------
          2.12.1.

          1.2 Time Periods. In this Revolver Loan Agreement and the other
              ------------
Revolver Loan Documents, in the computation of periods of time from a specified date to a later specified date, (a) the word "from" means "from and including,"
(b) the words "to" and "until" each mean "to, but excluding" and (c) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Revolver Loan Agreement and the other Revolver Loan Documents to (a) a "month" shall be deemed to refer to a calendar month, (b) a "quarter" shall be deemed to refer to a calendar quarter, and (c) a "year" shall be deemed to refer to a calendar year.

          1.3 Accounting Terms and Determinations. All accounting terms not
              -----------------------------------
specifically defined herein shall be construed, all accounting determinations hereunder shall be made, and all financial statements required to be delivered pursuant hereto shall be prepared, in accordance with GAAP. If any Accounting Changes occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Revolver Loan Agreement, then Borrower and Lender agree to enter into negotiations to amend such provisions of this Revolver Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made.

          1.4 References. All references in this Revolver Loan Agreement to
              ----------
"Article," "Section," "subsection," "subparagraph," "clause," "Exhibit," or "Schedule," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause, Exhibit or Schedule, as applicable, of this Loan Agreement.

          1.5 Schedules and Exhibits. All of the schedules and exhibits attached
              ----------------------
to this Revolver Loan Agreement shall be deemed to be incorporated herein by reference.

          1.6 Lender's Discretion. Whenever the terms "satisfactory to Lender,"
              -------------------
"determined by Lender," "acceptable to Lender," "consent of Lender," "Lender shall elect," "Lender shall request," "in Lender's judgment," or similar terms are used in the Revolver Loan Documents, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election of, determined by, acceptable to, requested by, or judged by, as applicable, Lender in its sole and unlimited discretion.

          1.7 Borrower's Knowledge. Any statements, representations or
              --------------------
warranties that are based upon the knowledge of Borrower shall be deemed to have been made after due inquiry by Borrower with respect to the matter in question.

          1.8 Payments in Kind. For purposes of this Revolver Loan Agreement,
              ----------------
any payment of Indebtedness or interest accrued on Indebtedness which is made through the delivery of a promissory note or other instrument evidencing additional Indebtedness, shall not be considered to have been "made" or "paid" hereunder until such time as the obligor with respect to such promissory note or other instrument makes payment on the same in cash or other form of legal tender, and until such time as payment is so made the Indebtedness represented by such promissory note or other instrument shall be considered "due" hereunder.

                                   ARTICLE 2
                                   ---------

                      REVOLVER LOAN AND TERMS OF PAYMENT
                      ----------------------------------

          2.1 Amount of Revolver Loan.
              -----------------------

              2.1.1 Advance Rates. Subject to the provisions of subsection
                    -------------
              2.1.2, the Revolver Principal Balance shall at no time be in an amount which exceeds the lesser of (a) $1,000,000 (the "Maximum Amount") or (b) the sum of (A) the product of (A) seventy percent (70%) multiplied by (B) all Eligible Accounts which exist as of the date upon which a request is made by Borrower for a Revolver Advance, (the amount described in clause (b) of this subsection
              2.1.1 hereinafter is referred to as the "Borrowing Base"), subject to deduction of reserves for accrued interest and such other reserves as Lender determines to be proper from time to time, and less amounts Lender may be obligated to pay in the future on behalf of Borrower.

              2.1.2 Reduction of Advance Rates. Notwithstanding anything to the
                    --------------------------
          contrary in subsection 2.1.1, Lender may reduce its advance rates against Eligible Accounts at Lender's reasonable discretion without declaring an Event of Default.

          2.1.3 Reborrowing. Subject to the limitation and conditions set forth
                -----------
in Section 2.2 and except where the provisions of subsection 2.7.1(b) apply, from time to time Borrower may reborrow all or any portion of any Revolver Advance which has been repaid or prepaid.

          2.1.4 Loan Account. All Revolver Advances shall be added to and deemed
                ------------
part of the Revolver Loan Obligations when made. Lender may from time to time charge all Obligations of Borrower to Borrower's Revolver Loan account with Lender.

          2.1.5 Monthly Accountings. Lender shall provide Borrower monthly with
                -------------------
an account of Revolver Advances, charges, expenses and payments made pursuant to this Revolver Loan Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Lender), unless Borrower notifies Lender in writing to the contrary within thirty days after each account is rendered describing the nature of any alleged errors or omissions.

2.2       Procedure for Borrowing of Revolver Advances.
          --------------------------------------------

          2.2.1 Notice. Borrower shall notify Lender not later than 11:00 a.m.
                ------
Central Standard time on the Business Day upon which a Revolver Advance is to be made, specifying the amount of the proposed Revolver Advance, which shall be not less than $10,000 or multiples of $1,000 in excess thereof. Borrower shall deliver to Lender a Borrowing Base Certificate concurrently with any such notice.

          2.2.2 General Conditions Precedent to Subsequent Revolver Advances.
                ------------------------------------------------------------
Lender shall not be required to make a Revolver Advance if (a) any Event of Default or Incipient Default exists or would be created if such Revolver Advance is made; (b) the amount of such Revolver Advance, when added to all other Revolver Advances which are outstanding as of the date of any such request, would cause an Overline to exist; (c) the representations and warranties of Borrower set forth in this Revolver Loan Agreement and/or the other Revolver Loan Documents are not accurate in all material respects, before and after giving effect to such Revolver Advance; (d) any circumstance or event has occurred which (i) has or could have a Material Adverse Effect on Borrower or
(ii) has or could have a Material Adverse Effect on the ability of any Person to perform its obligations under any of the Revolver Loan Documents; or (e) the making of the such Revolver Advance would be usurious, before giving effect to any usury savings clause.

          2.2.3 Authorization. Lender is authorized to make Revolver Advances
                -------------
either (a) based upon telephonic or other instructions received form anyone purporting to be an Authorized Officer or acting on behalf of Borrower; or (b) without instructions from Borrower, provided the proceeds of such Revolver Advance are applied to the payment of the Obligations, including, without limitation, payment of all fees and expenses incurred by Lender with respect to any of the accounts described in subsections 2.2.4 and 2.4.3.

          2.2.4 Commercial Account. Borrower shall establish and maintain a
                ------------------
single designated commercial account (separate and distinct from any Blocked Account or Dominion Account) for the purpose of receiving the proceeds of the Revolver Advances requested by Borrower and made by Lender. Borrower may change such single designated commercial account upon delivery of written notice to Lender. Unless otherwise agreed by Lender and Borrower, any Revolver Advance requested by Borrower and made by Lender hereunder shall be made to such designated deposit account.

2.3       Interest.
          --------

          2.3.1 Interest Rate. Except as provided in Section 2.6 or elsewhere in
                -------------
the Loan Documents, the Revolver Loan shall bear interest at the Revolver Loan Interest Rate.

          2.3.2 Interest Computation. Interest shall be computed on the basis of
                --------------------
a year consisting of three hundred sixty (360) days and charged for the actual number of days during the period for which interest is being charged.

          2.3.3 Maximum Interest. Notwithstanding any provision to the contrary
                ----------------
herein contained, Lender shall not collect a rate of interest on any obligation or liability due and owing by Borrower to Lender in excess of the maximum contract rate of interest permitted by applicable law. Lender and Borrower have agreed that the interest laws of the State of Arizona shall govern the relationship between them, but in the event of a final adjudication to the contrary, Borrower shall be obligated to pay, nunc pro tunc, to Lender only such interest as then shall be permitted by the laws of the state found to govern the contract relationship between Lender and Borrower. All interest found in excess of that rate of interest allowed and collected by Lender shall be applied to the principal balance in such manner as to prevent the payment and collection of interest in excess of the rate permitted by applicable law.

2.4       Payment of Principal and Interest.
          ---------------------------------

          2.4.1 Contractual Interest Payments. Subject to the provisions of
                -----------------------------
Section 2.8, that portion of the Revolver Loan Obligations consisting of interest payable on account of the Revolver Loan (if any) shall be payable by Borrower to Lender immediately upon the receipt by Lender to Borrower of any proceeds of any of the Collateral, to the extent of such proceeds; provided, however, that accrued and unpaid interest on the outstanding the Revolver Loan Balance shall be due and payable commencing on February 1, 1995, and continuing on the first day of each month thereafter through and including December 1, 1998.

          2.4.2 Principal Payments. Subject to the provisions of Section 2.8,
                ------------------
that portion of the Revolver Loan Obligations consisting of principal payable on account of the Revolver Loan (if any) shall be payable by Borrower to Lender immediately upon the receipt by Lender to Borrower of any proceeds of any of the Collateral, to the extent of such proceeds; provided, however, that any Overline
                                            --------  -------
shall be payable to Lender on demand.

          2.4.3 Periodic Payments - Blocked Accounts, Dominion Accounts. All
                -------------------------------------------------------
cash proceeds of the Collateral, at the direction of Lender, shall be deposited by Borrower into a lockbox account, which lockbox account, at the option of Lender, may be the lockbox account currently established by Borrower for the benefit of Borrower, or such other blocked account as Lender may require (each, a "Blocked Account") pursuant to an arrangement with such bank as may be selected by Borrower and shall be acceptable to lender. Borrower shall deliver to such Bank either the Lockbox Agreement or a Bank Agency Agreement and shall cause such bank to acknowledge receipt thereof. All funds deposited in a Blocked Account immediately shall become the sole property of Lender. Instead of a Blocked Account, Lender may establish depository accounts in the name of Lender at a bank or banks for the deposit of such funds (each, a "Dominion Account") and Borrower shall deposit all cash proceeds of the Collateral or cause the same to be deposited, in the form in which received by Borrower, in such Dominion Accounts of Lender in lieu of depositing the same to Blocked Accounts. Lender has elected until further notice to Borrower to utilize a Dominion Account; and from after the Closing until the Dominion Account is established and Borrower has been notified of the location of such Dominion Account, Borrower shall, at Lender's request, deposit or cause all such proceeds to be deposited in Lender's account no. 0700-470377 established at Union Bank, 445 So. Figueroa St., Los Angeles, California, ABA 122000496.

          2.4.4 Additions to Revolver Principal Balance. There shall be added to
                ---------------------------------------
the Revolver Loan Principal Balance (a) when incurred by Lender any expenses or other charges which constitute a portion of Revolver Loan Obligations and (b) on the first Business Day of each month the following amounts, but only to the extent the same are not otherwise paid by Borrower prior to such date: (x) all late charges, Fees and expenses and other charges due to Lender under the Credit Facilities Documents; (y) all interest which has accrued on the Revolver Loan Principal Balance during the immediately preceding month or the Revolver Loan Principal Balance during the immediately preceding month or portion thereof; and (y) the payment of principal and interest which is due and owing with respect to the Term Loan for the period in question. The first such addition described in clause (b) hereof shall be made on the first Business Day of the second month following the month in which the Closing Date occurs. Lender will notify Borrower within two (2) Business Days after any such addition has been made.

              2.4.5 Final Payment. Unless renewed with the consent of
                    -------------
          Lender, the Revolver Loan Principal Balance, together with any accrued interest and other sums which are due and owing pursuant to the Revolver Loan, shall be paid in full to Lender upon the Maturity Date.


          2.5 Late Charges. If a payment of principal or interest to be made
              ------------
pursuant to this Revolver Loan Agreement becomes past due for a period in excess of ten (10) Business Days, Borrower shall pay on demand to Lender a late charge of two percent (2%) of the amount of such overdue payment.

          2.6 Default Rate. Payments of principal, interest and any other
              ------------
amounts due and payable under the Revolver Loan Documents shall, at the option of Lender, earn interest after they are due at the Default Rate. At the option
                         -----
of Lender, while an Event of Default exists, and in all events after an acceleration of Revolver Loan Obligations by Lender, interest shall accrue on the entire outstanding principal balance of the Revolver Loan at the Default Rate.

          2.7 Prepayments.
              -----------

              2.7.1 Voluntary Termination of the Revolver Loan. Borrower may
                    ------------------------------------------
          voluntarily terminate the Revolver Loan at any time, subject to the following conditions:

                    (a) Notice of Termination and Prepayment. Not less than
                        ------------------------------------
              thirty (30) days prior to the date upon which Borrower desires to terminate and prepay the Revolver Loan, Borrower shall deliver to Lender written notice of its intention to terminate and to prepay, which notice shall be irrevocable and state the termination and prepayment date;

                    (b) Revolver Loan Prepayment. Borrower shall pay to Lender a
                        ------------------------
          prepayment premium (the "Revolver Loan Prepayment Premium") equal to
          (i) the product of (A) the sum of all Daily Balances which were outstanding during the twelve (12) month period immediately preceding the date of prepayment divided by 360 multiplied by (B) the applicable percentage determined according to the following chart:

          ======================================================================
                       Prepayment Premium Percentage(s)
          ======================================================================
                   If Prepaid In                 Percentage
          ----------------------------------------------------------------------
                    Loan Year 1                      5%
          ----------------------------------------------------------------------
                    Loan Year 2                      4%
          ----------------------------------------------------------------------
                    Loan Year 3                      3%
          ----------------------------------------------------------------------
                    Loan Year 4                      2%
          ======================================================================

                   (c) Term Loan Prepayment. Concurrently with the termination
                       --------------------
          of the Revolver Loan, Borrower shall prepay the Term Loan in accordance with the terms and conditions of the Term Loan Agreement.

                   (d) Additional Payments. Borrower shall pay to Lender any and
                       -------------------
          all reasonable out-of-pocket expenses incurred by Lender in connection with such termination and prepayment, including, without limitation, reasonable attorneys' fees and other costs of preparing, filing and/or recording documents releasing the Collateral.

          2.7.2 Mandatory Prepayment of Life Insurance Proceeds. Proceeds
                -----------------------------------------------
received by Lender from the Life Insurance shall be applied as a prepayment of the Obligations in such order or manner as Lender may determine. Lender shall notify Borrower promptly of the receipt by Lender of the proceeds from the Life Insurance.

          2.7.3 Overadvances. If, at any time, the Revolver Loan Principal
                ------------
Balance exceeds the lesser of (a) the Maximum Amount or (b) the Borrowing Base (any such excess hereinafter being referred to as an "Overline"), Borrower immediately shall pay to Lender the amount of such Overline; provided, however, that for so long as such Overline shall remain outstanding, such Overline shall be (x) deemed to constitute a portion of the Revolver Loan Obligations and (y) secured by the Security Interests.

          2.7.4 Collections. Until Lender notifies Borrower to the contrary,
                -----------
Borrower may make collection of Accounts for Lender and shall receive all payment as trustee of Lender and immediately deliver all payments to Lender in their original form as set forth below, duly endorsed in blank. Lender or its designee may, at any time, notify Account Debtors that the Accounts have been assigned to Lender and of Lender's Security Interest therein, and may collect the Accounts directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that, in computing the charges under this Revolver Loan Agreement, all items of payment shall be deemed applied by Lender on account of the Revolver Loan Obligations two (2) Business Days after the receipt by Lender of good funds which have been finally credited to Lender's account, whether such funds are received directly from Borrower or from the Blocked Account bank or the Dominion Account bank pursuant to subsection 2.2.3. Lender is not, however, required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Lender and Lender may charge Borrower's Revolver Loan account for the amount of any item of payment which is returned to Lender unpaid.

                   2.7.5 No Prepayment Premium. No Prepayment Premium shall be
                         ---------------------
          payable with respect to any prepayment received by Lender pursuant to subsection 2.7.2, 2.7.3 or 2.7.4.

                   2.7.6 Involuntary Prepayment. Any payment of the principal
                         ----------------------
          balance received by Lender resulting from the exercise by Lender of any remedy available to Lender subsequent to the occurrence of an Event of Default and the acceleration of the Revolver Loan Obligations shall be deemed to be a prepayment subject to the provision of this
          Section 2.7, and the applicable Prepayment Premium [calculated in accordance with subsection 2.7.1(b)] and any other payment (including, without limitation, the unpaid Revolver Loan Fees) required under subsection 2.7.1(b) shall be payable on demand with respect to such payment.

          2.8      Application of Prepayments. Subject to Lender's rights under
                   --------------------------
this Revolver Loan Agreement or any of the other Credit Facilities Documents to apply such proceeds in a different manner, any proceeds of the Collateral received by Lender when no Event of Default exists shall be applied by Lender in the following order of priority:

                   2.8.1 Late Charges and Fees. First, to the payment of any and
                         ---------------------
          all late charges, all fees (including the Fees) and expenses due to Lender under the Credit Facilities documents;

                   2.8.2 Revolver Loan Interest. Second, to the payment of the
                         ----------------------
          interest which shall be due and payable on the Revolver Loan Principal Balance at the time of such payment;

               2.8.3  Term Loan Interest. Third, to the payment of interest
                      ------------------
          which shall be due and payable on the Term Loan Principal Balance at the time of such payment;

               2.8.4  Term Loan Principal. Fourth, to the payment of the Term
                      -------------------
          Loan principal due on the Term Loan Note;

               2.8.5  Revolver Loan Principal. Fifth, to the payment of the
                      -----------------------
          Revolver Loan Principal Balance; and

               2.8.6  Borrower. Sixth, any surplus to the Borrower or such other
                      --------
          Person(s) as may be entitled thereto.

          2.9  Payments after Event of Default. All payments received by Lender
               -------------------------------
during the existence of an Event of Default shall be applied in accordance with
Section 8.6.

          2.10 No Setoff: Good Funds.
               ---------------------

               2.10.1 Method of Payment. Except as provided in Section 2.4.4
                      -----------------
          of this Revolver Loan Agreement, all payments to be made by Borrower pursuant to the Revolver Loan Documents shall be made to Lender by wire transfer to the account of Lender at Union Bank, 445 So. Figueroa St., Los Angeles, California, Credit Greyhound Financial Corporation, Credit Account No. 0700-470377, ABA 122000496 reference: CPS Systems (Revolver), or to such other address as Lender shall notify Borrower.

               2.10.2 No Setoff. All payments hereunder and under the other
                      ---------
          Revolver Loan Documents made by or on behalf of day of Borrower shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state or local taxes.

               2.10.3 Good Funds. Payment shall not be deemed to have been
                      ----------
          received by Lender until Lender is in receipt of Good Funds.

          2.11 Payment of Revolver Loan Fees. Borrower shall pay to Lender each
               -----------------------------
of the following fees with respect to the Revolver Loan:

               2.11.1 Base Revolver Loan Fee. Borrower will pay a loan fee in
                      ----------------------
          the amount of Ten Thousand Dollars ($10,000) on or before the execution of the Revolver Loan Documents ("Base Revolver Loan Fee")

               2.11.2 Unused Line Fee. A fee ("Unused Line Fee") in an
                      ---------------
          amount equal to the product of (a) twenty-five (25) basis points (.0025) per annum, multiplied by (b) the Average Unused Portion, which fee shall be payable monthly in arrears on the first day of each month commencing with the second month immediately following the month on which the Closing Date occurs. Until the Maturity Date and a final payment of the Unused Line Fee shall be made on the Maturity Date.

                   2.11.3 Revolver Audit Fee. A fee ("Revolver Loan Audit Fee")
                          ------------------
          in an amount equal to Five Hundred Dollars ($500) per day per person for each audit of the records of Borrower which may be conducted by Lender, which Revolver Loan Audit Fee, together with reimbursement by Borrower to Lender of all fees and expenses incurred by Lender in conducting any such audit, shall be paid by Borrower to lender when the same are incurred by Lender, except that, provided no Event of Default then exists (a) no such Audit Fee shall be payable with respect to more than two (2) persons for each such audit and (b) there shall not be more than four (4) audits conducted during any year.

                                   ARTICLE 3
                                   ---------

                         NOTE, SECURITY AND GUARANTIES
                         -----------------------------

          3.1      Note. The Revolver Loan will be evidenced by the Revolver
                   ----
Loan Note.

          3.2      Grant of Security Interest: Intercreditor Agreement. Borrower
                   --------------------------
hereby grants to Lender a continuing Security Interest in all currently existing and hereafter acquired or arising Borrower's Collateral in order to secure prompt repayment and performance of any and all of the Obligations. The Obligations shall be secured by the Security Interests, which shall be superior and prior to all other liens except the Permitted Prior Liens. Lender's Security Interest in Borrower's Collateral shall attach to all of Borrower's Collateral without further act on the part of Lender or Borrower.

          3.3      Negotiable Collateral. If any Collateral, including proceeds,
                   ---------------------
is evidenced by or consists of Negotiable Collateral, Borrower shall endorse and assign such Negotiable Collateral to Lender and deliver physical possession of such Negotiable Collateral to Lender.

          3.4      Collection of Accounts, General Intangibles and Negotiable
                   ----------------------------------------------------------
Collateral. Lender retains the right at all times to notify Borrower's
----------
customers, Account Debtors, and other obligors on the Accounts, General Intangibles and Negotiable Collateral that Lender has been granted a Security Interest in the Accounts, General Intangibles and Negotiable Collateral and if an Event of Default exists, to collect such Collateral in its own name or in Borrower's name, directly or through a lockbox, to charge the collection costs and expenses, including attorneys' fees, to Borrower and the Loan Account, to send verification requests to any customer, and to receive, open and dispose of all mail addressed to Borrower. Lender shall additionally have all rights of stoppage in transit, replevin, reclamation and other rights of an unpaid seller and/or lienor under the UCC. As a convenience to Lender, and not as a condition of perfection, Borrower will provide Lender with a pledge and assignment of all the Accounts, General Intangibles and Negotiable Collateral and all related documents as Lender may require. Borrower agrees to hold in trust for Lender, as Lender's trustee, any cash receipts, checks, and other items of payment received on account of the Accounts, General Intangibles, or Negotiable Collateral and immediately shall deliver such cash receipts, checks, and other items of payment to Lender (or the Blocked Account) in their original form as received by Borrower.

          3.5  Power of Attorney. Borrower hereby irrevocably makes,
               -----------------
constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as its true and lawful attorney, with power to: (a) sign the name of Borrower on any of the documents described in Section 3.4 or on any other similar documents to be executed, recorded, or filed in order to perfect or continue perfected the Security Interests; (b) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts of Borrower, and notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse Borrower's name on any checks, notices, acceptances, money orders, drafts, or other item of payment or security that may come into Lender's possession; (e) at any time that an Incipient Default or an Event of Default has occurred or Lender deems itself insecure, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower; (f) at any time that an Incipient Default or an Event of Default has occurred or Lender deems itself insecure, make, settle, and adjust all claims under Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (g) at any time that an Incipient Default or an Event of Default has occurred or Lender deems itself insecure, settle and adjust disputes and claims respecting Accounts directly with the Account Debtors, for amounts and upon terms which Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases which Lender determines to be necessary. Borrower agrees that the appointment of Lender as Borrower's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Lender's obligations hereunder are terminated.

          3.6  Right to Inspect. Subject to the provisions of subsection 2.11.2,
               ----------------
Lender (through any of its officers, employees, or agents) shall have the right, from time to time hereafter, to inspect Borrower's Books and to check, test, and appraise Borrower's Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Borrower's Collateral.

          3.7 Borrower's Stockholders Pledge Agreement. In consideration for
              ----------------------------------------
Lender's providing financing to Borrower and to secure payment and performance of all of Borrower's Obligations, the Borrower's Stockholders shall pledge to Lender the Borrower's Stock pursuant to Borrower's Stockholders Pledge Agreement.

          3.8 Maintenance of Security Documents; Releases Upon Termination.
              ------------------------------------------------------------
Borrower shall maintain the Security Documents or cause the Security Documents to be maintained in full force effect until full and permanent satisfaction of the Obligations. Upon the full and permanent satisfaction of and payment in full of all of the Obligations, Lender shall deliver to Borrower, after receipt of request therefor and at Borrower's expense, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security.

          3.9 Recourse to Security. Recourse to security shall not be required
              --------------------
for any of the Obligations hereunder nor shall Lender be required to first marshal, dispose of, or realize upon the Collateral or any other security.

                                   ARTICLE 4

                             CONDITIONS OF CLOSING

          Lender's obligation to make the initial Revolver Advance Loan shall be subject to the satisfaction at Borrower's expense of all of the following conditions on or before the Closing Date, but not later than December 31, 1994, in a manner, form and substance satisfactory to Lender, and if such conditions are not so satisfied on or before such date, Lender's commitment hereunder to make the Loan shall expire:

          4.1 Representations and Warranties. On the Closing Date the
              ------------------------------
representations and warranties of Borrower set forth in the Revolver Loan Documents shall be true and correct when made and at and as of the time of the Closing, except to the extent that such representations and warranties expressly relate to an earlier date.

          4.2 Delivery of Transaction Documents. The following shall have been
              ---------------------------------
delivered to Lender, each duly authorized and executed, where applicable, all of which shall be acceptable in form and substance to Lender:

                   4.2.1             the Revolver Loan Documents (Closing);

                   4.2.2 a certificate of the respective Secretaries (or an Assistant Secretary) of Borrower and Parent, which delivers to Lender the following and certifies as to the true and complete nature of the following:

                             (a) a certificate of incumbency for Borrower and
                                 Parent;

                             (b) a certificate of good standing for Borrower and
                   Parent in each state in which it is organized and/or qualified to do business;

                             (c) certified copies of the corporate charter and
                   bylaws of Borrower and Parent together with all effective and proposed amendments thereto;

                             (d) certified copies of resolutions adopted by the
                   board of directors of Borrower and Company authorizing the execution and delivery of the Revolver Loan Documents to which they are a party and the consummation of the transactions contemplated therein;

                   4.2.3 certified or executed original true and complete copies of:

                             (a)     Existing Leases;

                             (b) any other Existing Operating Agreements of Borrower, including, without limitation, employment and non-competition agreement of Borrower's employees and other instruments, documents, certificates, consents, waivers and opinions as Lender may reasonably request;

                             (c)     the Subordinated Indebtedness Documents;

                             (d)     the Acquisition Documents; and

                             (e)     the Merger Documents;

                   4.2.4             share certificates representing the
                                     Borrower's Stock; and

                   4.2.5 a Request for Advance, Certification and Disbursement Instructions in form and substance identical to Exhibit 4.2.5, properly completed.

          4.3 Representations and Warranties; Performance; No Default. The
              -------------------------------------------------------
representations and warranties of Borrower set forth in this Revolver Loan Agreement and in each of the other Revolver Loan Documents shall be true and complete in all respects. Borrower shall have performed and complied with all agreements and conditions contained in the Revolver Loan Documents to be performed by or complied with by prior to or at the Closing, and no Event of Default or Incipient Default shall then exist or result from the making of the Revolver Loan.

          4.4 Opinions of Counsel. Lender shall have received a favorable legal
              -------------------
opinion dated the Closing Date from counsel to Borrower, and other parties to the Revolver Loan Documents, which counsel are satisfactory to Lender. The opinions described shall cover the due authorization, execution, delivery, enforceability, validity and binding effect of the Revolver Loan Documents and Security Interests and the other Revolver Loan Documents, compliance with applicable usury laws, the enforceability under the laws of Texas of the choice of Borrower, Parent and Lender that Arizona law shall govern the Loan and the Revolver Loan Documents, together with opinions that the Revolver Loan is not usurious under Texas law (without reliance on any usury savings clause) and with respect to such other matters as Lender may require. Each opinion of counsel described in this Section 4.4 shall confirm, to the satisfaction of Lender, that such opinion is being delivered to Lender at the instruction of the party represented by such counsel, that Lender is entitled to rely on such opinion and that, for purposes of such reliance, Lender is deemed to be in privity with each such opining counsel.

          4.5 Approval of Revolver Loan Documents and Security Interests. Lender
              ----------------------------------------------------------
shall have received evidence that there have been obtained all approvals and/or consents of, or other action by, any shareholder, Governmental Body or other Person whose approval or consent is necessary or required to enable Borrower and Parent to (a) enter into and perform their respective Obligations under the Revolver Loan Documents to which they are parties and (b) grant to Lender the Security Interests.

          4.6 Security Interests. All filings of UCC financing statements and
              ------------------
all other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Property covered thereby, subject only to Permitted Prior Liens, shall have been filed or taken and confirmation thereof shall have been received by Lender.

          4.7      INTENTIONALLY LEFT BLANK

          4.8 Financial Statements and Projections. Lender shall have received
              ------------------------------------
such financial statements, reports and tax returns relating to the operations of Borrower as Lender shall request, including, without limitation, pro-forma balance sheets and operating projections, indicating that from and after the Closing Date, and after giving effect to the transactions contemplated by the Transaction Documents, based on the projections contained therein, Borrower and Parent shall remain solvent and retain sufficient capital to carry on the Business and pay its debts as they mature, including the Loans.

          4.9 Material Adverse Change. No circumstance or event shall have
              -----------------------
occurred which (a) has or could have a Material Adverse Effect on Borrower or Parent, or (b) has or could have a Material Adverse Effect on (i) the ability of any Person to perform its obligations under any of the Revolver Loan Documents to which such Person is a party, or
(ii) the projections for financial performance of the Business of Borrower as set forth in any of the documents or papers furnished to Lender by Borrower or its representatives.

          4.10 Payment of Base Revolver Loan Fees. Borrower shall pay to Lender
               ----------------------------------
the Base Revolver Loan Fee. Borrower acknowledges that this fee is non-refundable and has been earned.

          4.11 Proceedings and Documents. All corporate and other proceedings in
               -------------------------
connection with the transactions contemplated by the Revolver Loan Documents and all documents and instruments incident to such transactions shall be satisfactory to Lender and its counsel, and Lender and its counsel shall have received all such counterpart originals or certified or other copies as Lender or its counsel may request. Lender shall have received such documents as Lender may require to establish (a) the proper organization and good standing of Borrower and its authority to transact business in any jurisdiction in which the failure to be so authorized would have a Material Adverse Effect on Borrower and
(b) the authority of Borrower to execute the Revolver Loan Documents.

          4.12 Title; Use of Assets. Lender shall be satisfied that Borrower has
               --------------------
good, marketable and legal title to its Property and that Borrower at all times shall be entitled to the use and quiet enjoyment of all assets necessary and desirable for the continued ownership and operation of the Business and its Property at each location at which the Business presently is conducted, including, without limitation, the use of Equipment, Inventory, fixtures, Operating Agreements, offices, warehouses and means of ingress and egress thereto, including any easements or rights-of-way necessary to reach any Equipment or other items necessary for the operation of the Business.

          4.13 Compliance with Americans with Disabilities Act. Evidence
               -----------------------------------------------
satisfactory to Lender that, as of the Closing Date, Borrower are in compliance with the ADA, or, if any renovations of a Borrower's facilities or modifications of Borrower's prior employment practices shall be required to bring them into compliance with the ADA, review and approval by Lender of Borrower's proposed plan to come into such compliance.

          4.14 Broker Fees. If services of a broker have been performed in
               -----------
connection with the Revolver Loan, Borrower shall pay all fees for such services and deliver to Lender evidence of such payment (evidence that Broker has released any claims against Lender), and such fees shall not be included within transaction costs to be paid/reimbursed with Revolver Loan proceeds.

          4.15 Operating Agreements and Leases. Existing Leases and other
               -------------------------------
material Operating Agreements shall be satisfactory to Lender. If required by lender, each lessor under the Existing

Leases shall have delivered to Lender a consent and lien waiver, in form and substance satisfactory to Lender.

          4.16 Searches and References. Lender shall have received searches of
               -----------------------
the records of the U.S. Bureau of Patents and Trademarks and the U.S. Copyright Office with respect to the Intellectual Property (if required) and shall have received UCC, tax lien, litigation, judgment and bankruptcy searches on Borrower and Parent and any other entities which owned any of Borrower's Property. Such searches, reports and references shall be acceptable to Lender. Lender shall have received credit references, and customer supplier and bank references acceptable to Lender for Borrower as Lender may require.

          4.17 Releases. Borrower shall provide all other documents necessary to
               --------
evidence the release of any and all Liens, other than the Permitted Liens on the Collateral, including, without limitation, termination of financing statements.

          4.18 Insurance. Lender shall have received, at least one Business Day
               ---------
prior to the Closing Date, evidence satisfactory to Lender that all insurance coverage required pursuant to Section 6.7.1 is in full force and effect, including originals or certified copies of the policies of such insurance.

          4.19 Life Insurance. Lender shall have received a completed and signed
               --------------
application for the Life Insurance, together with evidence that an application has been made for such insurance.

          4.20 Transaction Costs. Lender shall have reviewed and approved, on or
               -----------------
before the Closing Date, an itemized list of the transaction costs incurred by Borrower in connection with the incurring by Borrower of the Indebtedness represented by the Transaction which are to be consummated on the Closing Date, together with appropriate backup documentation required by, and satisfactory to, Lender.

          4.21 Shareholder Debt. Lender has received evidence that the
               ----------------
Shareholder Debt has been discharged in consideration of a payment not to exceed the par value of such debt.

          4.22 Subordinated Indebtedness. The terms and conditions of the
               -------------------------
Subordinated Indebtedness and the Subordinated Indebtedness Documents shall be satisfactory to Lender.

          4.23 Acquisition Documents. The terms and conditions of the
               ---------------------
Acquisitions and the Acquisition Documents shall be satisfactory to Lender.

          4.24 Merger Documents. The terms and conditions of the Merger and the
               ----------------
Merger Documents shall be satisfactory to Lender.

          4.25 Employment Agreements. Lender shall have reviewed and approved
               ---------------------
the terms and conditions of all employment agreements between Borrower and its employees.

          4.26 Equity Investment. Lender shall have received evidence
               -----------------
satisfactory to it that on or before Closing, the stockholders of Parent shall have made a cash equity investment in Parent of not less than Nine Hundred Fifty Thousand Dollars ($950,000).

          4.27 Other Information. Borrower shall have furnished Lender such
               -----------------
other information concerning itself and the transactions contemplated hereby as Lender may reasonably require.

          4.28 Term Loan. The Term Loan Documents shall have been executed and
               ---------
delivered to Lender, and Borrower shall have satisfied all conditions precedent to the disbursement of the Term Loan.

                                   ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES

            Borrower represents and warrants to Lender as follows:

          5.1 Corporate Existence and Power. Borrower is a corporation duly
              -----------------------------
organized, validly existing and in good standing under the laws of Texas; Borrower has all requisite corporate power and authority to own its respective Property and to carry on its Business; Borrower is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect on Borrower; and, in any event, Borrower is in good standing and authorized to do business in each jurisdiction in which each site of the Business is now located.

          5.2 Authority. Borrower has full corporate power and authority to
              ---------
enter into, execute, deliver and carry out the terms of the Revolver Loan Documents to which it is a party and to incur Obligations under the Revolver Loan Documents, all of which have been duly authorized by all proper and necessary corporate action (including the consent of shareholders where required) and are not prohibited by the corporate charter or by-laws of Borrower. There is no provision in the articles of incorporation or bylaws of Borrower, or in the laws of the state of incorporation of Borrower, requiring any vote or consent of shareholders to authorize the creation of Security Interests granted by Borrower, which power is vested exclusively in Borrower's board of directors.

         5.3      Capital Stock and Related Matters; Subsidiaries.
                  ------------------------------------------------

                   5.3.1 Capitalization. Exhibit 5.3.1 sets forth a complete
                         ---------------
         description of the capitalization of Borrower. All of Borrower's Stock is validly issued, fully paid and non-assessable, and has been issued in compliance with all applicable federal and state securities laws, rules and regulations. All of the shares of the Borrower's Stock are owned beneficially and of record by Borrower's Stockholders, free and clear of all Liens except as described in Schedule 5.3.1. There is no other Person which directly or indirectly owns (beneficially or of record) any interest in Borrower.

                  5.3.2. Other Restrictions. Except as set forth on Schedule
                         ------------------
         5.3.2 or for Liens which will be removed at Closing, Borrower (a) is not a party to or has no knowledge of any agreements restricting the transfer of any shares of Borrower's Stock; (b) has no outstanding stock or securities convertible into or exchangeable or exercisable for any shares of Borrower's Stock, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of the Borrower's Stock or any securities convertible into or exchangeable or exercisable for any shares of the Borrower's Stock; and (c) is not subject to any obligation to acquire or retire any shares of Borrower's Stock or any convertible securities, rights or options for any shares of Borrower's Stock. Borrower is not required to file, and Borrower has not filed, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

                  5.3.3  Subsidiaries.  Schedule 5.3.3 sets forth a complete
                         ------------
          list of the Subsidiaries of Borrower.

          5.4 Binding Agreements. This Revolver Loan Agreement and the other
              ------------------
Revolver Loan Documents, when executed and delivered, shall constitute the valid and legally binding obligations of Borrower to the extent it is a party thereto, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

          5.5 Solvency; Bankruptcy; Creditors.
              -------------------------------

              5.5.1 Solvency. Borrower is Solvent.
                    --------

              5.5.2 No Contemplated Bankruptcy. Borrower does not contemplate
                    --------------------------
         the filing of a petition in bankruptcy or for a reorganization under the U.S. Bankruptcy Code (or other applicable laws) and has no knowledge of any threatened bankruptcy or insolvency proceeding against Borrower.

              5.5.3 Hindering Creditors. Borrower, by executing, delivering or
                    -------------------
          performing the transactions contemplated by the Revolver Loan Documents, or by taking any action with respect thereto, does not intend to hinder, delay or defraud either its present or future creditors.

          5.6 Location of principal Place of Business; Other Facility Sites.
              -------------------------------------------------------------

              5.6.1 Principal Place of Business. The chief executive office and
                    ---------------------------
          principal place of business of Borrower is located at 3400 Carlisle Street, Suite 500, Dallas, Texas 75204.

              5.6.2 Location of Goods and Offices. All Inventory, Equipment,
                    -----------------------------
          other Goods and offices that now used and contemplated to be used after the Closing Date in the operation of the Business of Borrower are located at the sites listed in Schedule 5.6.2.

          5.7 Title to Property, Liens. Schedule 5.7 sets forth a complete list
              ------------------------
of the Equipment (including, without limitation, motor vehicles) and (by type and cost) Inventory. Borrower has (a) good and marketable title to all of its Property, except the portion thereof consisting of the Leasehold Properties and Borrower's leased Equipment, all of which has been leased in the ordinary course of Borrower's business, and (b) a valid leasehold estate in Leasehold Properties and lesses's interest in all leased Equipment. All of such Property is free and clear of all Liens, except Permitted Liens. The applicable Security Documents shall create valid and perfected first Liens in the Property of Borrower, subject only to Permitted Prior Liens.

          5.8 Projections and Financial Statements.
              ------------------------------------

              5.8.1 Financial Statements. Borrower has delivered to Lender
                    --------------------
          financial statements described in Schedule 5.8.1. Such financial statements (a) comport with the Books of Borrower; (b) are complete and correct in all material respects, subject to normal year-end adjustments; and (c) fairly present in all material respects, subject to normal year-end adjustments, the financial condition and the results of operations as of the dates and for the periods described therein with respect to Borrower.

              5.8.2 Pro Forma Balance Sheet. Borrower has delivered to Lender
                    -----------------------
         pro-forma balance sheets as of the Closing Date (which assume the consummation of the transactions contemplated by the terms of the Revolver Loan Documents). Such pro-forma balance sheets present fairly the anticipated financial condition of the Borrower as of the Closing Date, except that such pro-forma balance sheet (a) does not reflect any year-end adjustments, provided that, to the best of the knowledge of Borrower, there will be no material adjustments to such pro-forma balance sheet and (b) has not been audited.

                  5.8.3 Forecasts. Borrower has delivered to Lender forecasts of
                        ---------
         the future operations of Borrower, consisting of balance sheets, cash flow statements and income statements of Borrower, together with a statement of the underlying assumptions upon which such forecasts are based. Such forecasts (a) have been prepared in good faith and (b) represent the good faith opinion of Borrower and its senior management as to the course of Borrower's business.

         5.9   Litigation. Except as set forth in Schedule 5.9, there are no
               ----------
actions, suits, arbitration proceedings or claims pending or, to the best knowledge of Borrower, threatened against Borrower or maintained by Borrower at law or in equity or before any Governmental Body. None of the matters set forth in Schedule 5.9 (if any), if adversely determined, could have a Material Adverse Effect on Borrower; and none of such matters calls into question the validity or enforceability of any of the Revolver Loan Documents or any of the transactions contemplated thereby or the priority of the Security Interests.

          5.10 Conflicting Agreements; Consents. Borrower is not in default
               ---------------------------------
under any agreement to which it is a party or by which it or any of its Property is bound, and there is no event or condition which, with the giving of notice or the lapse of time, or both would become a default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default might have a Material Adverse Effect on Borrower or the validity or enforceability of any of the Revolver Loan Documents or any of the transactions contemplated thereby or the priority of the Security Interests. No authorization, consent, approval or other action by, and no notice to or filing with, any shareholder, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (a) for the due execution, delivery or performance by Borrower of any of the Revolver Loan Documents to which it is a party or (b) as a condition to the validity or enforceability of any of the Revolver Loan Documents to which it is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for certain filings to establish and perfect the Security Interests. No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Borrower, or affecting the Business or Property of Borrower, conflicts with, or requires any consent which has not already been obtained or is anticipated to be obtained as described above, or in any way would prevent the execution, delivery or performance of the terms of any of the Revolver Loan Documents to which Borrower is a party. The execution, delivery or performance of the terms of the Revolver Loan Documents shall not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of Borrower pursuant to the terms of any such mortgage, indenture, contract or agreement.

          5.11 Taxes. Borrower has filed or caused to be filed all tax returns
               -----
required to be filed, and has paid, or has made adequate provision for the payment of, all taxes due and payable on such returns or to become due and payable upon the filing of such returns or in any assessments made against it and any of its Property; and no tax liens have been filed and, to the best knowledge of Borrower, no claims are being asserted in respect of such taxes which (a) (i) are required by GAAP to be reflected in its financial statements or (ii) would have a Material Adverse Effect on Borrower, and (b) are not so reflected therein. The charges, accruals and reserves on the books of Borrower with respect to all federal, state, local and other taxes are considered by the management of Borrower to be adequate, and Borrower has no knowledge of any unpaid assessment which is or might be due and payable against it or any of its Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP.

          5.12 Compliance with Applicable Laws. Borrower is not in default with
               --------------------------------
respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default would have a Material Adverse Effect on Borrower. Borrower is in compliance in all material respects with all applicable statutes and regulations, including Environmental Laws, of all Governmental Bodies, a violation of which would have a Material Adverse Effect on Borrower or the validity or enforceability of any of the Loan Documents or any of the transactions contemplated thereby or the priority of the Security Interests.

          5.13 Regulatory Matters. Borrower has duly and timely filed all
               ------------------
material reports and other filings which are required to be filed by it under any rules or regulations promulgated by any Governmental Body or other Person having jurisdiction over the operation of its Business. All information provided by or on behalf of Borrower in any filing with any Governmental Body or other Person having jurisdiction over the operation of its Business was, at the time of filing, true, complete and correct in all material respects when made, and the appropriate Person has been notified of any substantial or significant changes in such information as may be required in accordance with applicable laws, rules and regulations.

          5.14 Environmental Matters. Except to the extent set forth in the
               ---------------------
Disclosure Schedule to the Environmental Certificate, (a) Borrower is in compliance in all material respects with all applicable Environmental Laws and
(b) there currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of) the Property in violation of applicable Environmental Laws.

          5.15    Application of Certain Laws and Regulations. Neither
                  -------------------------------------------
Borrower nor any Affiliate of Borrower is:

                  5.15.1   Investment Company Act. an "investment company," or a
                           ----------------------
          company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended;

                  5.15.2   Holding Company Act. a "holding company," or a
                           -------------------
          "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended;

                  5.15.3   Regulations as to Borrowing. subject to any statute
                           ---------------------------
          or regulation which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services;

                  5.15.4 Foreign or Enemy Status. (a) an "enemy" or an "ally of
                         -----------------------
          an enemy" within the meaning of Section 2 of the Trading With the Enemy Act, (b) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder, (c) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or of the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V, Part 515, Subpart B, as amended), or (d) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

          5.16    Margin Regulations. None of the transactions contemplated by
                  ------------------
this Revolver Loan Agreement or any of the other Revolver Loan Documents, including the use of the proceeds of the Revolver Loan, have violated or shall violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X, and Borrower does not own or intend to carry or purchase any "margin security" within the meaning of such Regulation G or U.

          5.17    Other Indebtedness. There is no, and upon Closing and for the
                  ------------------
merge there will be no, Indebtedness for Borrowed Money owed by Borrower to any Person, except the Loans and the Subordinated Indebtedness.

          5.18  Certain Agreements. Borrower (a) has not committed to make any
                ------------------
Investment, (b) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, bylaw or other corporate restriction or any injunction, order, restriction or decree, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect on Borrower,
(c) is not a party to any "take or pay" contract under which it is the purchaser, (d) does not have any contingent or long-term liability or commitment, including management contracts (excluding employment contracts of full-time individual officers or employees) except those set forth in Schedule 5.19, and (e) has not assumed, guaranteed or endorsed, or otherwise become directly or contingently liable in connection with any liability of any other Person, except for the endorsement of checks and other negotiable instruments for collection in the ordinary course of business.

          5.19  Business and Property of Borrower.
                ---------------------------------

                5.19.1  Business and Property. After the Closing, Borrower does
                        ---------------------
          not propose to engage in any business or activity other than the Business. Borrower owns or has the right to use all Property which is necessary for the conduct of the Business, as the Business is proposed to be conducted following the Closing Date.

                5.19.2  Real Property; Leases. There is set forth in Schedule
                        ---------------------
          1.1 (Existing Real Property) a description of all existing Real Property of Borrower. There is set forth in Schedule 1.1 (Leases) a list of all existing Leases of Borrower. Each Lease is in full force and effect, there has been no material default in the performance of any of its terms or conditions by Borrower or, to Borrower's knowledge, by any landlord thereunder, and no claims of default have been asserted with respect thereto. The present and contemplated use of Borrower's Real Property and Leasehold Property is in compliance with all applicable zoning ordinances and regulations and other laws and regulations.

                5.19.3  Operation and Maintenance of Equipment. Neither
                        --------------------------------------
          Borrower nor, to Borrower's knowledge, any other Person owning or operating any Equipment necessary for the operation of the Business has used, operated or maintained the same in a manner which now or hereafter could result in the cancellation or termination of the right of Borrower to use the same or which could result in any material liability of Borrower for damages in connection therewith. All of the Equipment and other tangible personal property owned by the Borrower is in good operating condition and repair, reasonable wear and tear from ordinary usage excepted, and has been used, operated and maintained in compliance with all applicable laws, rules and regulations.

                5.19.4  Intellectual Property. There is set forth in Schedule
                        ---------------------
          1.1 (Intellectual Property) a list of all existing patents, copyrights, trademarks and trade names owned by Borrower and applications therefor submitted by Borrower. There is set forth in
          Schedule 1.1 (Existing Operating Agreements) a list of all existing Operating Agreements of Borrower. Borrower has not been charged with any material infringement of any patent, copyright, trademark, or service mark, or notified or advised of any such claim. Borrower owns, possesses or has the right to use all Operating Agreements, and all rights with respect thereto, necessary for the conduct of its Business as heretofore conducted and as proposed to be conducted after the Closing Date, without any known conflict with the rights of others and, in each case, free of any Liens other than Permitted Liens. No event has occurred that could result in the cancellation or termination of any Operating Agreement or the imposition thereunder of any liability upon Borrower, and there is no reason to believe that any Operating Agreement will not be renewed in the ordinary course except when the failure to renew would not have a Material Adverse Effect on Borrower. Except as set forth in Schedule 5.19, Borrower does not have any Operating Agreement which consists of a license to use patents, copyrights, trademarks, service marks, trade names, or other similar items of intellectual property. The consummation of the transaction contemplated hereby will not alter or impair any right, title or interest of Borrower in any of its Operating Agreements, except for Security Interests in favor of Lender and the Subordinated Indebtedness Liens.

          5.20  No Misrepresentation. No representation or warranty made by
                --------------------
Borrower and contained herein or in the other Revolver Loan Documents, and no certificate, information or report furnished or to be furnished by or on behalf of Borrower in connection with any of the Revolver Loan Documents or any of the transactions contemplated hereby or thereby, contains or shall contain a misstatement of material fact, or omits or shall omit to state a material fact required to be stated in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made. There is no fact known to or reasonably foreseen by Borrower that shall have a Material Adverse Effect on Borrower other than facts which generally are known to the public, that has not expressly been disclosed to Lender in writing.

          5.21  Plans. Borrower is not a member of any Multi--employer Plan.
                -----
Each Plan maintained by Borrower is in material compliance with the applicable provisions of ERISA and the IRC, and Borrower has filed all reports required to be filed by ERISA and the IRC in respect of such Plan. Borrower and each of its ERISA Affiliates has met all requirements imposed by ERISA and the IRC in respect of the funding of all Plans, including, without limitation, the making when due of all required installment contributions to such Plans. There has not been, with respect to any Plan maintained by Borrower, any prohibited transaction, reportable event, or accumulated funding deficiency, as those terms are defined in ERISA.

          5.22  Employee Matters.
                ----------------

                5.22.1  Union Activities. None of the employees of Borrower is
                        ----------------
          subject to any collective bargaining agreement, and there are no strikes, work stoppages or controversies pending or, to the best knowledge of Borrower, threatened against Borrower by any of its employees, other than employee grievances arising in the ordinary course of business which do not in the aggregate have a Material Adverse Effect on Borrower.

                5.22.2  Claims Relating to Employment. Neither Borrower nor
                        -----------------------------
          any employee is subject to any employment agreement or non-competition agreement with any former employer or any other Person, which agreement would (a) prohibit Borrower from using any material information which Borrower would not otherwise be prohibited from using or (b) raise any legal considerations relating to unfair competition, trade secrets or propriety information.

          5.23  Use of Revolver Loan Proceeds. The proceeds of the Revolver Loan
                -----------------------------
will be used by Borrower to provide working capital, which uses are proper corporate purposes in accordance with the provisions of this Revolver Loan Agreement.

          5.24  Good Consideration. The Revolver Loan Documents and the
                ------------------
transactions contemplated thereby have been or will be executed, delivered and performed in good faith and in exchange for reasonably equivalent value.

          5.25  No Default. There is neither an Event of Default nor Incipient
                ----------
Default under the Revolver Loan Documents.

          5.26  Accounts. Borrower represents and warrants that each Account
                --------
covers and shall cover a bona fide sale or lease and delivery by it of goods or the rendition by it of services in the ordinary course of its business, and shall be for a liquidated amount and Lender's Security Interest shall not be subject to any offset, deduction, counterclaim, rights of return or cancellation, lien or other condition. If any representation or warranty herein is breached as to any Account or any Account ceases to be an Eligible Account for any reason other than payment thereof, then Lender may, in addition to its other rights hereunder, designate any and all Accounts owing by that Account Debtor as not Eligible

Accounts, without affecting Lender's Security Interest in such Accounts.

          5.27  Additional Representations and Warranties. The representations,
                -----------------------------------------
warranties and covenants contained in this Article 5 are in addition to, and not in derogation of, the representations, warranties and covenants contained elsewhere in the Revolver Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Revolver Advance; and without limiting the generality of the foregoing, shall be deemed affirmed by Borrower upon each request by Borrower for a Revolver Advance.

                                    ARTICLE 6
                                    ---------

                              AFFIRMATIVE COVENANTS
                              ---------------------

          Until all of the Revolver Loan Obligations are paid and performed in full (other than those Revolver Loan Obligations arising under Section 9.2 with respect to which there is no pending or threatened event or situation known to Borrower which could give rise to an indemnity obligation of Borrower under
Section 9.2), Borrower agrees that:

          6.1   Legal Existence; Good Standing. Borrower shall maintain its
                ------------------------------
corporate existence and its good standing in the jurisdiction of its incorporation and maintain qualification in each jurisdiction in which the failure to qualify would have a Material Adverse Effect on Borrower.

          6.2   Inspection. Borrower shall permit representatives of Lender to
                ----------
(a) visit its offices, (b) examine its Books and Accountants' reports relating thereto, (c) make copies or extracts therefrom, (d) discuss the Business and affairs of Borrower with the employees of Borrower, (e) examine and inspect the Property of Borrower, and (f) meet and discuss the Business and affairs of Borrower with the Accountants, all at reasonable times and upon reasonable prior notice. Borrower hereby acknowledges that the provisions of this Section 6.2 shall permit Lender to conduct (x) an annual inspection of some or all of the Collateral and (y) an audit of the Books of Borrower at such times as Lender may require or may be otherwise expressly provided herein.

          6.3   Financial Statements and Other Information. Borrower shall
                ------------------------------------------
maintain a standard system of accounting in accordance with GAAP and furnish or cause to be furnished to Lender:

                6.3.1   Monthly Statements. Within thirty (30) days after the
                        ------------------
          end of each month:

                    (a) a statement of profit and loss, a balance sheet, and a statement of cash flows for Borrower as of the end of each month, showing operating results for such month and for the period from the beginning of the then Fiscal Year through the end of such month, and for the comparable period of the preceding Fiscal Year;

                 (b)     a detailed accounts receivables aging report;

                 (c)     a detailed accounts payable aging report;

                 (d)     a perpetual inventory listing;

                 (e)     a detailed trial balance;

                 (f) monthly reconciled bank statements; a reconciliation of the Borrowing Base Reports to the Borrower's month end financial statements, accounts receivable aging report and perpetual inventory listing.

          6.3.2          Annual Statements. As soon as available and in any
                         -----------------
event within ninety (90) days after the close of each Fiscal Year; a statement of profit and loss, a balance sheet, and a statement of cash flows for Borrower, as of the end of such Fiscal Year, setting forth in each case in comparison form the corresponding figures for the preceding year. Such annual financial statements shall be audited and accompanied by an opinion of the Accountants stating that (i) the examination by the Accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other procedures as were considered necessary under the circumstances, (ii) such financial statements have been prepared in accordance with GAAP, and (iii) such financial statements fairly present the financial position and results of operations of Borrower; and

          6.3.3          Officer's Certificates. The financial statements of
                         ----------------------
Borrower described in subsections 6.3.1 and 6.3.2 shall be accompanied by a certificate of the Chief Financial Officer of Borrower in the form of Exhibit
6.3.3. reasonable detail (a) certifying that no condition or event has occurred or exists which constitutes an Incipient Default or an Event of Default, or, if so, specifying in any such certificate such violations, conditions and events, and the nature and status thereof, and what actions Borrower proposes to take with respect thereto, and (b) showing all calculations necessary to demonstrate compliance with the provisions of Article 6 of this Loan Agreement. Simultaneously with the delivery of the annual audited financial statements, Borrower also shall deliver to Lender a certificate from its Chief Executive Officer, certifying that, to the best of the knowledge of such Chief Executive Officer, Borrower is in compliance with all applicable Environmental Laws and confirming the absence of matters which would require notice to Lender pursuant to the provisions of Section 6.7.

          6.3.4          Accountants' Certificate. Simultaneously with the
                         ------------------------
delivery of the certified statements required by subsection 6.3.2, copies of a certificate of the Accountants for Borrower stating that, (a) in making the examination necessary for their audit of the financial statements of Borrower for such year, nothing came to their attention of a financial or accounting nature that caused them to believe that (i) Borrower was not in compliance with the terms, covenants, provisions or conditions of any of the Loan Documents or
(ii) there had occurred an Incipient Default or Event of Default, or (b) specifying all such instances of noncompliance and the nature of the status thereof.

          6.3.5          Audit Reports. Within five (5) Business Days after
                         -------------
receipt thereof, a copy of each report, other than the reports referred to in subsection 6.3.3, including any so- called "Management Letter" or similar report, submitted to Borrower by the Accountants in connection with any annual, interim or special audit made by the Accountants of the Books of Borrower.

          6.3.6          Notice of Change of Accountants; Accountants'
                         ---------------------------------------------
Cooperation. At least thirty (30) days prior to any change of Accountants of
-----------
Borrower, notice that such change is to occur together with the name of the new Accountants and an appropriate letter of the type described below in this subsection addressed to such new Accountants. Such new Accountants shall be an independent, public accounting firm satisfactory to Lender. Borrower authorizes Lender to communicate directly with its officers and employees and with its Accountants. Borrower authorizes the Accountants to disclose to Lender any and all financial statements, work papers and other information of any kind that they may have with respect to Borrower and the Business and financial and other affairs. Lender shall treat information so obtained as confidential, except Lender shall be permitted to disclose such information on a need-to-know basis to such Persons as Lender reasonably deems necessary. Upon the request of Lender, Borrower shall deliver a letter addressed to such Accountants instructing them to comply with the provisions of this Section.

          6.3.7          Notice of Defaults; Loss. Within five (5) Business Days
                         ------------------------
after the occurrence of any such event, written notice if: (a) any Indebtedness of Borrower is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due; (b) an event has occurred that enables the holder of any Indebtedness of

Borrower or of any note, certificate or security evidencing any such Indebtedness of Borrower to declare such Indebtedness due and payable prior to its stated maturity; (c) there shall occur and be continuing an Incipient Default or Event of Default, accompanied by a statement of the Chief Executive Officer of Borrower setting forth what action Borrower (and any other obligor with respect to which the Incipient Default or Event of Default has occurred) proposes to take in respect thereof; or (d) any event shall occur causing loss or depreciation in the value of assets having a Material Adverse Effect on Borrower, including the amount or the estimated amount of any such loss or depreciation or adverse effect.

          6.3.8          Notice of Suits. Adverse Events. Within five (5)
                         -------------------------------
Business Days after the occurrence of any such event, written notice of: (a) any citation, summons, subpoena, order to show cause or other order naming Borrower a party to any proceeding before any Governmental Body which may have a Material Adverse Effect on Borrower, and including with such notice a copy of such citation, summons, subpoena, order to show cause or other order; (b) any lapse or other termination of any license, permit, franchise, agreement or other authorization issued to Borrower by any Governmental Body or any other Person or the refusal to renew or extend any such license, permit, franchise, agreement or other authorization; and (c) any dispute between Borrower and any Governmental Body or any other Person; provided that notice shall not be required pursuant to clauses (b) or (c) above unless the lapse, termination, refusal or dispute referred to in such clauses may have a Material Adverse Effect on Borrower.

          6.3.9          Reports to Security Holders, Creditors and Governmental
                         -------------------------------------------------------
Bodies.
------
                   (a) Within five (5) Business Days after becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Borrower to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by Borrower with any securities exchange or with the Securities and Exchange Commission or any Governmental Body succeeding to any of its functions, and (iii) all statements generally made available by Borrower or others concerning material developments in the Business.

                   (b) Within five (5) Business Days after becoming available, copies of any periodic or special reports filed by Borrower with any Governmental Body or Person, if such reports indicate any material change in the financial condition, operations, Business, profits, prospects or Property of Borrower, or if copies thereof are requested by Lender, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower.

          6.3.10         ERISA Notices and Requests.
                         --------------------------

                   (a) Within five (5) Business Days after the occurrence of any such event, written notice if (i) Borrower shall fail to make any payments when due and payable under any Plan, or (ii) Borrower shall receive notice from the Internal Revenue Service or the Department of Labor that it shall have failed to meet the minimum funding requirements of any Plan, and include therewith a copy of such notice, or (iii) Borrower gives or is required to give notice to the PBGC of any "reportable event" (as defined in Title IV of ERISA) in respect of any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, or (iv) a notice of intent to terminate any Plan is filed with the PBGC, or (v) proceedings are instituted by the PBGC under Section 4042 of ERISA to terminate, or to appoint a trustee to administer, any Plan of Borrower, or (vi) any prohibited transaction occurs involving the assets of any Plan, or (vii) Borrower or any of its ERISA Affiliates fails to make a required installment or other payment to any Plan if such failure would result in the imposition of a Lien upon the Property of Borrower pursuant to Section 412(n) of the IRC.

                   (b) Copies of any request for a waiver of the funding standards or any extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the IRC within five
          (5) Business Days after any such request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be.

          6.3.11         Shareholder List  Simultaneously with the delivery of
                         ----------------
the certified statement required by subsection 6.3.2, a complete listing of all holders of record of each class of equity security of Borrower and of warrants and/or options to acquire such equity securities, and (to the best of Borrower's knowledge) all beneficial holders of such equity securities, warrants and options, together with the exercise price applicable to any warrants and options.

          6.3.12         Deposit Accounts List. Simultaneously with the delivery
                         ---------------------
of the certified statement required by Section 6.3.2 and at any other time upon Lender's request, a list of all deposit accounts of Borrower, containing the name and address of the depository financial institution with respect to Borrower's deposit accounts. Borrower shall also promptly

(but in no event more than ten (10) days after opening or closing a deposit account) notify Lender of each deposit account which from time to time is opened or closed.

          6.3.13         Annual Budget. Not later than the end of each of its
                         -------------
Fiscal Years, its operating budget for the succeeding Fiscal Year.

          6.3.14         Accounts. Within five (5) Business Days after Borrower
                         --------
becomes aware of any matter materially, adversely affecting an Account, including disputes or claims and the return of any Inventory, notice of such matter and any information required pursuant to Section 6.19.3.

          6.3.15         Other Information.
                         -----------------

                   (a) Within five (5) Business Days after the occurrence of any such event, notice: (i) if any officer of Borrower or any key employee will no longer be actively involved in the Business of Borrower or if the functions of such officer or employee will be performed by a different person, (ii) change of location of the Collateral, (iii) any change in the name of Borrower or the name(s) under which it is conducting business, or (iv) any sale or purchase of Property outside the ordinary course of business; and

                   (b) Within five (5) Business Days after Lender's request therefor, and so long as reasonably available, such other information concerning the financial condition, operations, Business, prospects or Property of Borrower as Lender may from time to time reasonably request.

6.4       Taxes; Tax Returns.
          ------------------

          6.4.1          Payment. Borrower shall pay in full, before delinquency
                         -------
or before the expiration of any extension period, all assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against Borrower or any of its Property; provided; however, that
                                                  --------  ------
Borrower shall not be required to pay or discharge any such assessment or tax if the payment thereof is being contested pursuant to a Permitted Protest.

          6.4.2          Tax Returns. Borrower shall furnish to Lender true,
                         -----------
complete and correct copies of its income tax returns filed with the Internal Revenue Service annually, within thirty (30) days following such filing (but no later than August 30). If Borrower files its tax returns for any year after March 15, it shall provide Lender with a copy of its request for or extension of the time in which to file federal income tax returns.

          6.5      Reports to Governmental Bodies and Other Persons.
                   ------------------------------------------------
Borrower shall timely file all reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over Borrower, including, without limitation, such of the Revolver Loan Documents as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person.

          6.6      Maintenance of Licenses and Other Operating Agreements.
                   -------------------------------------------------------
Borrower shall maintain in force at all times, and apply in a timely manner for renewal of, all its licenses, approvals, permits, franchises, patents, copyrights, trademarks, service marks, trade names, and other Operating Agreements necessary for the continuation of the operation of the Business, unless the loss thereof would not have a Material Adverse Effect on Borrower. Borrower shall give Lender at least thirty (30) days prior written notice of the proposed material amendment of any of its Operating Agreements, including, without limitation, any amendment thereto, which would result in the loss of any material benefit or the incurrence of any material detriment by Borrower under the terms of such agreement, substantially impair the value of the Collateral or otherwise have a Material Adverse Effect on Borrower.

          6.7      Insurance.
                   ---------

                   6.7.1  General. Borrower shall obtain, maintain and deliver
                          -------
          to Lender at all times and in full force and effect such casualty, hazard, business interruption, public liability, product liability, and other insurance as is required by Lender, written by insurers and in amounts and forms satisfactory to Lender. Except in the case of any minor casualty which in no event involves a loss of more than Ten Thousand Dollars ($10,000) and subject to the rights of holders of Permitted Prior Liens, in case of loss, Lender shall be entitled to receive all insurance proceeds from policies required to be maintained hereunder. Lender may apply such proceeds to the payment of the Obligations (including the unpaid Fees) in such order and manner as it may elect or, at its option, apply such proceeds to restoration and repair of the damaged Property upon such conditions as Lender may impose. Application of insurance proceeds by Lender, regardless of the manner or order, shall not waive full and timely performance of any of the Obligations, cure or waive any default by Borrower in the full and timely performance of any of the Obligations, or invalidate or affect any act hereunder because of such default. Lender shall not be obligated to see to the proper application of any insurance proceeds paid over to Borrower. Borrower shall promptly notify Lender of substantial loss or damage to the Property and make proof of loss if loss or damage occurs that is covered by insurance. Borrower hereby appoints Lender as its attorney-in-fact to do any of the following at Lender's option: make proof of loss, adjust or compromise in the name of Borrower any loss covered by an insurance policy on the Collateral and collect and receipt for the proceeds from such policies. If Lender acquires title to the Collateral or the Collateral is sold pursuant to subsection 8.3.3., then Lender or the purchaser at foreclosure, as the case may be, shall become the owner of the insurance policies required pursuant to this subsection, the unearned premiums on the policies and insurance proceeds relating to prior damage to the Collateral.

          6.7.2 Life Insurance. Prior to February 28, 1995, Borrower shall
                --------------
assign the Life Insurance to Lender pursuant to an assignment form ("Assignment of Life Insurance"), in form and substance substantially identical to Exhibit 6.7.2, subject to such reasonable changes thereto as Lender may make to such form for its use after the date of this Revolver Loan Agreement. Borrower hereby grants to Lender a Security Interest in the Life Insurance, all replacements and proceeds thereof, any supplementary contract issued in connection therewith and the proceeds thereof (including without limitation, the beneficiary's interest therein, collectively referred to as the "Life Insurance Collateral") to secure payment and performance of all of the Obligations. The insurer under the Life Insurance and the terms and conditions of the Life Insurance are subject to the approval of Lender. Replacement policies as to each policy compromising the Life Insurance shall be delivered to Lender not later than thirty (30) days before the expiration date of each insurance policy as evidence of the renewal of such Life Insurance. The Life Insurance shall require the insurer to provide Lender with thirty (30) days advance written notice of any cancellation and/or any material change in coverage. On or before delivery of the Assignment of Life Insurance, Borrower shall execute in favor of Lender a UCC-1 financing statement reflecting Lender's Security Interest in the Life Insurance. Notwithstanding anything herein to the contrary, upon the maturity of the Life Insurance or upon the death of the Insured Persons, the proceeds of the Life Insurance shall be paid directly to Lender, shall be treated as a prepayment and shall be applied against the Obligations (including any unpaid Fees) in such order and manner as Lender may determine. No prepayment premium shall be due and owing in connection with such prepayment. To the extent that the proceeds of the Life Insurance exceed the amount of Borrower's Obligations, any such excess shall be promptly paid by Lender directly to Borrower. Upon the payment in full and performance of all of Borrower's Obligations hereunder, Lender shall reassign and deliver the Life Insurance Collateral to Borrower. In the event of the termination or other cessation of employment by any Insured Person with Borrower not resulting from the death of any Insured Person, Lender shall reassign and deliver the Insurance Collateral to Borrower upon delivery to Lender of replacement Insurance Collateral, in form and substance satisfactory to Lender, insuring such of Borrower's then existing officers and other key employees as Lender shall determine, provided, however, that in no event shall the aggregate of insurance required to be provided by Borrower exceed the aggregate amount of insurance required to be maintained hereunder with respect to the Insured Persons.

          6.8 Environmental Matters. Borrower shall, within three (3) Business
              ---------------------
Days after receipt thereof, provide Lender with a copy of (a) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against Borrower, its Real Property or Leasehold Property or any other real property used by Borrower alleging violations of any law, ordinance and/or regulation requiring Borrower to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, or
(b) any notice from any Governmental Body or any other Person alleging that Borrower is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from a release or transportation of Hazardous Materials. Borrower, at its sole cost and expense, shall comply in all material respects (or comply in all respects if the failure to do so could have a Material Adverse Effect on Borrower) with the foregoing notices or diligently contest in good faith by appropriate proceedings any demands set forth in such notices and, in all events, shall at all times comply in all material respects with, and be responsible for, all Environmental Laws applicable to Borrower's Property.

          6.9 Leases.
              ------

          6.9.1 Future Leases. Concurrently with the execution by Borrower as
                -------------
          lessee under any Lease pertaining to real property, shall deliver to
          Lender: (a) notice of the execution of such Lease, together with a conformed copy thereof, (b) at the option of Lender, either a (i) collateral assignment of such Operating Lease in favor of Lender or
          (ii) leasehold mortgage or deed of trust with respect to the leases interest in the Leasehold Property which is the subject of such Lease, except that, if such lease pertains to a warehouse facility where only Inventory of Borrower will be stored, Borrower shall be required only to provide to Lender a Bailee Letter, (c) an estoppel letter and consent from the lessor under such Lease and (d) if Lender has elected to obtain a leasehold mortgage or deed of trust on such Property, a lender's policy of title insurance, which policy shall be in an amount and contain such endorsements as shall be required by Lender, all of which items described in clauses (b)-(d) shall be in form and content satisfactory to Lender.

          6.9.2     Existing Leases. On or before April 1, 1995, unless
                    ---------------
          Borrower has replaced such Lease with another Lease as to which Borrower has satisfied the requirements of Section 6.9.1, Borrower shall deliver to Lender (a) a collateral assignment of that Existing Lease covering its chief executive office in Dallas, Texas, and (b) an estoppel letter, consent and lien waiver from the lessor under such Lease.

          6.10 Future Acquisitions of Real Property. Borrower, concurrently with
               ------------------------------------
the (a) execution by Borrower of any contract relating to the purchase by Borrower of real property, shall deliver to Lender notice of the execution of such contract, together with a conformed copy of such contract and (b) closing of the purchase of such real property, deliver to Lender, in form and content satisfactory to Lender (i) a first mortgage or deed of trust in favor of Lender on such real property, (ii) a lender's policy of title insurance on such real property, which policy of title insurance shall be in an amount and contain such endorsements as may be required by Lender, and (iii) such other documents and assurances with respect to such real property as Lender may require.

          6.11 Compliance with Laws. Borrower shall comply with all laws,
               --------------------
regulations, judgments, orders, injunctions, decrees and decisions of all Governmental Bodies applicable to Borrower and its operations.

          6.12 Maintenance of properties. Borrower shall maintain in good
               -------------------------
working order and condition, subject to normal wear and tear from ordinary usage, all of Borrower's Property.

          6.13 Payment of Indebtedness. Borrower shall promptly pay when due all
               -----------------------
Indebtedness of Borrower.

          6.14 Infringement Actions. Borrower shall maintain, defend and
               --------------------
prosecute fully all infringement actions with respect to all patents, copyrights, trademarks, service marks, trade names, and other intellectual property of Borrower.

          6.15 Senior Debt Service Coverage Covenants. Borrower shall maintain
               --------------------------------------
after the Closing Date an Operating Cash Flow of at least One Hundred Fifty percent (150%) of Contractual Debt Service. Compliance with this covenant will be measured throughout the term of the Revolver Loan quarterly on a trailing twelve (12) month basis, except for the first three (3) calendar quarters during the term of the Revolver Loan, during which the covenant shall be measured with reference back to the Closing Date.

          6.16 Total Debt Service Coverage Covenants. Borrower shall maintain
               -------------------------------------
after the Closing Date an Operating Cash Flow of at least (a) One Hundred Five percent (105%) of the Total Contractual Debt Service through December 31, 1995, and (b) thereafter One Hundred Ten percent (110%). Compliance with this covenant will be measured quarterly throughout the term of the Revolver Loan on a trailing twelve (12) month basis, except for the first three (3) calendar quarters during the term of the Revolver Loan, during which the covenant shall be measured with reference back to the Closing Date.

          6.17 Merger; Delivery of Assumption Agreement. Borrower shall cause
               ----------------------------------------
the merger to be consummated not later than the next Business Day after Closing and to cause Company to execute the Assumption Agreement immediately upon consummation of the Merger.

          6.18 Source Code On or before March 1, 1995, Borrower shall cause
               -----------
Company to enter into an escrow agreement among Company, Lender and an escrow agent satisfactory to Lender pursuant to which the source code(s) described in
Schedule 6.18 shall be escrowed. Borrower shall cause Company to escrow modifications to the source code(s) from time to time not to exceed one time per year at Lender's request.

          6.19 Minimum Current Ratio. Borrower shall maintain a current ratio of
               ---------------------
at least 1.15 to 1.0, tested quarterly. As used herein, "current ratio" means at any time the ratio of current assets, as determined in accordance with GAAP, to current liabilities as determined in accordance with GAAP but excluding the Revolver Loan Principal Balance.

          6.20 Assignment of Claims Act Compliance. Borrower, in the event that
               -----------------------------------
Lender delivers written notice to Borrower requiring compliance by Borrower with the requirements of the Federal Assignment of Claims Act of 1940 as such requirements relate to the assignment of any Accounts to Lender, shall promptly take all actions reasonably necessary to comply with such requirements and will furnish Lender with proof satisfactory to Lender indicating such compliance.

          6.21 Additional Covenants With Respect to Collateral.
               -----------------------------------------------

               6.21.1 Disputes on Accounts; Returns. Borrower shall notify
                      -----------------------------
          Lender of any disputes or claims with respect to Accounts and settle or adjust such disputes or claims at no expense to Lender, subject to the provisions of Section 7.1.10. So long as no Event of Default has occurred and is continuing and subject to the provisions of Section 7.1.10, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor (sending a copy to Lender) in the appropriate amount. In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (a) hold the returned Inventory in trust for Lender, (b) segregate all returned Inventory from all of Borrower's other property, (c) conspicuously label the returned Inventory as Lender's property, and (d) immediately notify Lender of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on Lender's request deliver such returned Inventory to Lender. Borrower shall not consign any Inventory.

              6.21.2 Other Obligations. Borrower shall (a) deliver to Lender
                     -----------------
          Bailee Letters covering any portion of the located in warehouses or for which warehouse receipts are issued and transfer Inventory to warehouses designated by Lender, (b) place notations on Borrower's books of Account to disclose Lender's Security Interest therein, (c) maintain complete perpetual and stock records and (d) deliver to Lender all letters of credit on which Borrower is the named beneficiary. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall notify such person of Lender's Security Interest in such Collateral and, upon Lender's request, instruct them to hold all such Collateral for Lender's Account subject to Lender's instructions.

                                   ARTICLE 7
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

          7.1 Borrower Covenants. Until all of the Obligations are paid and
              ------------------
performed in full, Borrower shall not:

              7.1.1  Indebtedness. Create, incur, assume or suffer to exist any
                     ------------
          liability for Indebtedness, except (a) Borrower's Obligations, (b) the Subordinated Indebtedness, and (c) Excluded Trade Payables.

              7.1.2  Liens. Create, incur, assume or suffer to exist any Lien
                     -----
          upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

              7.1.3  Consolidation, Merger and Acquisition. Subject to the
                     -------------------------------------
          Provisions of Section 6.17, consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock or Property of any Person.

              7.1.4  Limitation on Other Liabilities. Assume, guarantee,
                     -------------------------------
          endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person; provided, however, the foregoing shall not prohibit the
                         --------  -------
          negotiation of Negotiable Collateral of Borrower for deposit or collection or similar transactions in the ordinary course of business.

              7.1.5  Dividends and Purchase of Stock; Distributions. Declare or
                     ----------------------------------------------
          pay any dividends or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or make any other distribution by reduction of capital or otherwise in respect of, any shares of Borrower's Stock.

              7.1.6  Investments. Purchase or otherwise acquire, hold or invest
                     -----------
          in the capital stock of, or any other interest in, any arrangement for the purpose of providing funds or credit to, or make any other Investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any of its Affiliates, except for the following Investments having a maturity not exceeding ninety (90) days: (a) Investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository; (b) Investments in commercial or finance paper which is rated either "AAA" or "AAA" or better by Moody's Investors Services, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors; or (c) any interests in any money market account maintained with a Qualified Depository, the Investments of which are restricted to the types specified in clause (a) above.

              7.1.7  Capital Structure Changes. Issue or sell any additional
                     -------------------------
          shares of the capital stock of Borrower or any securities convertible into or exercisable for any shares of such capital stock or otherwise allow for the change in control of Borrower.

              7.1.8  Corporate Offices; Name; Records. Transfer its chief
                     --------------------------------
          executive office or principal place of business, establish new offices or locations or change or relocate existing offices or locations, change its corporate name, add any new fictitious business name or maintain records (including computer printouts and programs) with respect to Accounts or keep Inventory or Equipment at any locations other than those at which the same currently are kept or maintained and transfers of Inventory in the ordinary course of business, except with the prior written consent of Lender and after the delivery to and filing by Lender of financing statements in form satisfactory to Lender; provided that in connection with any addition to or change in the location of any office or place of business, Borrower shall give at least ten (10) days prior written notice of such event, together with the address of the new location.

              7.1.9  Management. Enter into any management contract permitting a
                     ----------
          third party to manage any portion of its Business.

              7.1.10 Sales Practices. Sell Goods on the basis of any of the
                     ---------------
          following: a sale on extended terms, "dating," a bill-and-hold sale, a consignment sale, a sale and return, a

          "guaranteed sale" (i.e., one in which Borrower guarantees resale by
                             ----
          vendee or agrees to accept return of the Goods), or any other sale pursuant to which Borrower agrees to accept the return of Goods, or to exchange the same upon the happening of any event other than failure to conform with quality specifications except where Lender first has been advised of such proposed transaction and consented thereto in writing.

              7.1.11   Fundamental Business Changes. Engage in any business
                       ----------------------------
          other than its Business or a business substantially related to its Business or materially change the nature of its Business.

              7.1.12   Fiscal Year. Change its fiscal year.
                       -----------

              7.1.13   Sale or Transfer of Assets. Sell, lease, assign, transfer
                       --------------------------
          or otherwise dispose of its Property except for (a) sales or leases of Inventory in the ordinary course of business and (b) dispositions of
          (i) Property which is not material to or necessary for the continued operation of the Business, provided, however, that the proceeds from
                                     --------  -------
          such disposition shall remain subject to the Security Interests, or
          (ii) unusable items or Equipment which promptly are replaced with new items or Equipment of like function and comparable value to the unusable items or Equipment when the same were new; provided, however,
                                                              --------  -------
          that such replacement items and Equipment shall become subject to the Security Interests.

              7.1.14   Payments on Subordinated Indebtedness. Make any payment
                       -------------------------------------
          on the Subordinated Indebtedness, except as provided in the Subordination Agreement.

              7.1.15   Amendment of Charter and By-laws. Amend, modify or waive
                       --------------------------------
          any term or provision of its corporate charter or by-laws, unless required by law.

              7.1.16   Amendment of the Acquisition Documents or Subordinated
                       ------------------------------------------------------
          Indebtedness Documents. Amend, modify or waive any term or provision
          ----------------------
          any of the Acquisition Documents or the Subordinated Indebtedness Documents.

              7.1.17   Transactions with Affiliates. Sell, lease, assign,
                       ----------------------------
          transfer or otherwise dispose of any of its Property to any of its Affiliate, or lease Property, render or receive services or purchase assets from any such Affiliate, unless such transaction is on terms and at rates no more favorable than those that would have been provided in an arms-length transaction between Borrower and an unrelated third party.

              7.1.18   Bank Deposits. Change the banks or savings institutions
                       -------------
          where Borrower maintains any deposit account without at least ten (10) days prior notification to Lender.

              7.1.19 Compliance with ERISA. (a) Terminate, or permit any member
                     ---------------------
          of a Controlled Group of which Borrower is a part to terminate, or take any other action with respect to, any Plan (including, without limitation, a substantial cessation of operations within the meaning of Section 4068(f) of ERISA) which would result in any material liability of Borrower or any member of a Controlled Group of which Borrower is a part, to the PBGC or to any Plan, or (b) permit the occurrence of any "reportable event" (as defined in Title IV of ERISA), or any other event or condition, which presents a risk of such a termination by the PBGC of any Plan, or (c) permit the present value of all benefit liabilities under all Plans to exceed the current value of the assets of such Plans allocable to such benefit liabilities, or
          (d) permit any unfunded benefit liabilities within the meaning of
          Section 4001(a)(18) of ERISA allocable to Borrower or its ERISA Affiliates.

              7.1.20 Salaries; Bonuses. During any of its Fiscal Years, pay
                     -----------------
          annual compensation including, without limitation, salaries, bonuses and consulting fees, to Borrower's Stockholders in excess of the sum of Three Hundred Thousand Dollars ($300,000) on a combined basis per each of its Fiscal Years; provided that no compensation shall be paid to a Borrower's Stockholder who ceases to be actively engaged in the Business of Borrower and compensation shall be paid only to the extent reasonable; and provided further the limitation on total compensation to Borrower's Stockholders shall not apply to the incentive compensation paid to Borrower's Stockholders actively engaged in the Business of Borrower pursuant to a plan which has been adopted by the board of directors of Company and has been approved by Lender, such approval not to be unreasonably withheld.

              7.1.21 Proxy Recognition. Recognize or give effect to any proxy
                     -----------------
          given in violation of Borrower's Stockholders Pledge Agreement.

              7.1.22 Capital Expenditures. Without Lender's prior written
                     --------------------
          consent, make Capital Expenditures in a twelve (12) month period in excess of Three Hundred Thousand Dollars ($300,000).

              7.1.23 Limitation on Rental Payments. Become obligated, as lessee,
                     -----------------------------
          under any Lease if, at the time of entering into such Lease and after giving effect thereto, the aggregate rentals payable by Parent and Borrower in any one fiscal year under all real property leases would exceed $300,000 plus 5% of Net Revenues for such fiscal year; and for such purpose, "Net Revenues" shall mean the net revenue of Parent and Borrower on a combined basis before deducting costs and expenses.

              7.1.24 Collateral. Borrower shall not re-date any invoice or
                     ----------
          sale from the original date thereof or make sales on extended terms beyond those standard for the industry.

                                   ARTICLE 8
                                   ---------

                             DEFAULT AND REMEDIES
                             --------------------

          8.1 Events of Default. The occurrence of any of the following shall
              -----------------
constitute an Event of Default under the Revolver Loan Documents:

              8.1.1  Default in Payment. If Lender shall fail to receive when
                     ------------------
          due and payable (a) any amount payable under the Revolver Note or (b) any other payment due under this Revolver Loan Agreement or any of the other Revolver Loan Documents, except for the payment due at the Maturity Date of the Note for which no grace period is allowed.

              8.1.2  Breach of Covenants.
                     -------------------

                  (a) If Borrower shall fail to observe or perform any covenant or agreement made by Borrower contained in Section 6.1, 6.2, 6.4, 6.5, 6.6, 6.7.1, 6.7.2, 6.8, 6.9, 6.10, 6.16, 6.17, 6.18, 6.19 or
              7.1; or

                  (b) If Borrower shall fail to observe or perform any covenant or agreement (other than those referred to elsewhere in this Section 8.1) made by Borrower in any of the Revolver Loan Documents to which Borrower is a party, and such failure shall continue unremedied (i) for a period of five (5) Business Days after notice of such failure to Borrower in the case of any failure which can be cured by the payment of money alone, or (ii) for a period of twenty (20) Business Days after notice to Borrower in the case of any other default or violation.

              8.1.3  Breach of Warranty. If any representation or warranty
                     ------------------
          which is made by a Person other than Lender and is contained in the Revolver Loan Documents or in any certificate furnished to Lender under the Revolver Loan Documents by or on behalf of Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made.

              8.1.4  Other Revolver Loan Documents. If an "Event of Default"
                     -----------------------------
          occurs, as the term may be defined herein or in the other Revolver Loan Documents.

              8.1.5  Default Under Any Indebtedness. If (a) Borrower at any time
                     ------------------------------
          shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrower's Obligations) beyond the greater of (i) fifteen (15) days or (ii) the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed Twenty Thousand Dollars ($20,000) with respect to Borrower, or (b) any default shall occur in respect of any issue of Indebtedness for Borrowed Money (other than Borrower's Obligations) outstanding in a principal amount of at least Twenty Thousand Dollars ($20,000) with respect to Borrower, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the greater of (x) thirty (30) days or (y) the grace period, if any, applicable thereto.

              8.1.6  Bankruptcy, Etc.
                     ---------------

                  (a) If Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against Borrower of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for Borrower or any of the Borrower's Collateral, (v) be adjudicated insolvent, or (vi) take corporate action for the purpose of any of the foregoing.

                  (b) If a petition for relief or reorganization, arrangement or liquidation, or any other petition in bankruptcy or insolvency, or the appointment of a custodian, receiver, trustee or other officer with similar powers under the laws of any jurisdiction is filed against Borrower or any of Borrower's Collateral or a custodian, receiver, trustee or other officer with similar powers is appointed for any of Borrower's Collateral, and such proceeding is not dismissed and/or appointment vacated within ninety (90) days thereafter.

              8.1.7  Judgments. If there shall exist a final judgment or award
                     ---------
          against Borrower which shall have been outstanding for a period of thirty (30) days or more from the date of the entry thereof and shall not have been discharged in full or stayed pending appeal provided that the aggregate amount of all such judgments and awards exceeds Twenty Thousand Dollars ($20,000) for Borrower.


              8.1.8  Impairment of Licenses. If (a) any Governmental Body shall
                     ----------------------
          (i) revoke, terminate, suspend or adversely modify any license, permit, approvals, or trademark, service mark or trade name of Borrower, the continuation of which is material to the continuation of Business, or (ii) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, approvals, trademark, service mark, or trade name and such proceedings shall not be dismissed or discharged within sixty (60) days, or (iii) schedule or conduct a hearing on the renewal of any such license, permit, trademark, service mark or trade name and the staff of the Governmental Body having jurisdiction over such hearing issues a report recommending the termination, revocation, suspension or material or adverse modification of such license, permit, approvals, trademark, trade name, service mark or service name, (b) there shall exist any violation or default in the performance of, or (c) an Operating Agreement shall cease to be in full force and effect unless an event occurring under (a), (b) or (c) does not have a Material Adverse Effect on Borrower.

     8.1.9  Collateral. If any material portion of the Collateral shall be
            ----------
seized or taken by a Governmental Body, or Borrower shall fail to maintain the Security Interests and priority of the Revolver Loan Documents as against any Person, or the title and rights of Borrower or any other entity to any material portion of the Collateral shall have become the subject matter of litigation which might, in the reasonable opinion of Lender, upon final determination result in impairment or loss of the security provided by the Revolver Loan Documents.

     8.1.10  Plans. If an event or condition specified in subsection 6.3.13
             -----
hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any of its ERISA Affiliates shall incur, or, in the opinion of Lender, reasonably be likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Lender, would have a Material Adverse Effect on Borrower.

     8.1.11  Surety Defaults. If any of the events enumerated in subsection
             ---------------
8.1.2, 8.1.5, 8.1.6, 8.1.7 or 8.1.10 occurs with respect to Parent or any other surety (other than a stockholder of Parent and after the Merger, Borrower) for the performance of the Obligations or the Collateral given by such surety.

     8.1.12  Material Adverse Effect. If any act or event has occurred or
             -----------------------
circumstance exists which act, event or circumstance is not enumerated in this
Section 8.1 and has a Material Adverse Effect on Borrower.

     8.1.13  Term Loan. If any "Event of Default" shall occur, as the term is
             ---------
defined in any of the Term Loan Documents.

          8.1.14 Change of Control. If less than fifty-one percent (51%) of the
                 -----------------
     Borrower's Stock ceases to be owned by one or more of the Borrower's Stockholders.

     8.2  Acceleration of Borrower's Obligations.
          ---------------------------------------

          8.2.1 Upon the occurrence of any Event of Default described in clauses (ii), (iii), (iv) and (v) of subsection 8.1.5(a) or in 8.1.5(b), all of the Revolver Loan Obligations at that time outstanding automatically shall mature and become due and payable in full.

          8.2.2 Upon the occurrence of any other Event of Default not described in subsection 8.2.1, Lender, at any time (unless such Event of Default shall have been waived in writing or remedied), at its option, without further notice or demand, may declare all of the Revolver Loan Obligations due and payable.

          8.2.3 If the Revolver Obligations are accelerated pursuant to either subsection 8.2.1 or 8.2.2, the Revolver Loan Obligations immediately shall mature and become due and payable, all without presentment, demand, protest or notice, all of which hereby are waived.

     8.3  Remedies on Default. In addition to acceleration under paragraph 8.2,
          -------------------
upon the occurrence of an Event of Default, Lender, at its option, may:

           8.3.1  Enforcement of Security Interests. Enforce its rights and
                  ---------------------------------
     remedies under the Revolver Loan Documents in accordance with their respective terms.

           8.3.2  Appointment of a Receiver. Have a Receiver appointed for
                  -------------------------
     Borrower and/or any of the Collateral.

          8.3.3  Possession of Collateral. Without further notice or demand and
                 ------------------------
     without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Borrower; and Borrower, upon demand by Lender, shall at its sole cost and expense assemble or cause the Collateral to be assembled and deliver or cause the Collateral to be delivered to Lender or to a place designated by Lender that is reasonably convenient to Borrower and Lender.

          8.3.4  Sale of Collateral. After notice to Borrower, sell all or any
                 ------------------
     portion of the Collateral at public or private sale either with or without having such Collateral at the place of sale.

          8.3.5     Right to Deal with Accounts. Any of the actions permitted
                    ---------------------------
     to Lender pursuant to Section 3.8.

           8.3.6  Other Remedies. Enforce any of the other rights or remedies
                  --------------
     accorded to Lender at equity or law, by virtue of statute (including, without limitation, the UCC) or otherwise.

     8.4  No obligation to Preserve; License. Borrower agrees that Lender has no
          ----------------------------------
obligation to preserve any Collateral for the benefit of any Person. Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

     8.5  Sale. Any notice of sale or other disposition of the Collateral given
          ----
not less than ten (10) Business Days prior to such proposed action in connection with the exercise of Lender's rights and remedies shall constitute commercially reasonable and fair notice of such action. For such purpose, notice of public sale describing the Collateral to be sold in general non-specific terms and published once no later than ten (10) business days prior to the public sale shall be deemed commercially reasonable and fair notice of such public sale. No notice of any public or private sale need be given if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Borrower expressly agrees that, with respect to any disposition of Accounts, Instruments and General Intangibles, it shall be commercially reasonable for Lender to direct any prospective purchaser thereof to ascertain directly from Borrower any and all information concerning such Collateral, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any Account Debtor or other obligor thereon or guarantor thereof, and any collateral therefor. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Lender, so far as may be lawful, may purchase all or any part of the Collateral offered at any sale made in the enforcement of Lender's rights hereunder. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. The net proceeds of such sale shall be credited to the Obligations only when such proceeds are actually received by Lender in good current funds.

     8.6 Application of Funds. Any funds received by Lender pursuant to the exercise of any rights accorded to Lender pursuant to, or by the operation of any of the terms of, any of the Revolver Loan Documents, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Borrower's Collateral, shall be applied by Lender in the following order of priority:

          8.6.1  Expenses. First, to the payment of (a) all fees and expenses,
                 --------
     including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by Lender in exercising any rights accorded to Lender pursuant to the Credit Facilities Documents or by applicable law, including, without limitation, attorneys' fees, and (b) all Liens superior to the Liens of Lender except such superior Liens subject to which any sale of the Collateral may have been made.

          8.6.2  Obligations. Next, to the payment of the remaining portion of
                 -----------
     the Obligations, including, without limitation, the unpaid balance of the Fees, in such order and manner as Lender may determine.

          8.6.3  Surplus. Any surplus, to the Person or Persons entitled
                 -------
     thereto.

Borrower shall be liable for any deficiency remaining on its obligation after application of such proceeds to the Obligations.

     8.7  Lender's Right to Perform. Lender may, at its option, and without any
          -------------------------
obligation to do so, pay, perform and discharge any and all obligations (including, without limitation, the Borrower's Obligations under Section 6.7.1 agreed to be paid or performed in the Revolver Loan Documents by Borrower or any surety for the performance of the Borrower's Obligations if such Person has failed to do so and either (a) an Event of Default exists or (b) Lender in its judgment deems such action necessary to protect any of the Collateral or its value. For such purposes, Lender may use the proceeds of the Collateral. All amounts expended by Lender in so doing or in exercising any of its remedies following an Event of Default shall become part of the Revolver Loan Obligations, shall be immediately due and payable by Borrower to Lender upon demand, and shall bear interest at the Default Rate from the dates of such expenditure until paid.

                                   ARTICLE 9
                                   ---------

                             EXPENSES AND INDEMNITY
                             ----------------------

     9.1  Attorneys' Fees and Other Fees, Expenses, and Charges. Whether or not
          -----------------------------------------------------
any of the transactions contemplated by this Revolver Loan Agreement shall be consummated, Borrower agrees to pay to Lender on demand all reasonable expenses incurred by Lender in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the Revolver Loan Documents (including, without limitation, any appraisal fees, title insurance premiums, recording charges and environmental report charges and expenses) and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Revolver Loan Documents, including, without limitation:

          9.1.1  Fees and Expenses for Preparation of Revolver Loan
                 --------------------------------------------------
     Documents. All expenses, disbursements and attorneys' fees (including,
     ---------
     without limitation, charges for required lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) of special counsel and other counsel retained by Lender in connection with the preparation and negotiation of any of the Revolver Loan Documents or any amendments, modifications or waivers hereto or thereto (whether or not the same become effective).

          9.1.2  Fees and Expenses in Enforcement of Rights or Defense of
                 --------------------------------------------------------
     Revolver Loan Documents. Any expenses or other costs, including attorneys'
     -----------------------
     fees and expert witness fees, incurred by Lender in connection with the enforcement or collection against Borrower of any provision of any of the Revolver Loan Documents, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Revolver Loan Documents, whether or not suit is instituted, including, without limitation, such costs or expenses arising from the enforcement or collection against any Obligor of any provision of any of the Term Loan Documents in any state or federal bankruptcy or reorganization proceeding.

          9.1.3  Administrative Matters Charges. Borrower shall also pay to
                 ------------------------------
     Lender on demand all Lender's charges and expenses in connection with bank wire transfers, forwarding of Revolver Loan proceeds, deposits of checks and other items of payment, returned checks, establishment and maintenance of lockboxes and other Blocked Accounts, and all other bank and administrative matters, in accordance with Lender's schedule of bank and administrative fees and charges in effect from time to time.

     9.2  Indemnity. Borrower agrees to indemnify and save Lender harmless to
          ---------
and from the following:

          9.2.1  Brokerage Fees. The fees, if any, of brokers and finders.
                 --------------

          9.2.2  Securities Violations, Matters Relating to Bankruptcy. Any
                 -----------------------------------------------------
     loss, cost, liability, damage or expense (including attorneys' fees) incurred by Lender in investigating, preparing for, defending against, or providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any creditors of Borrower or investigation under any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating, directly or indirectly, to the transactions contemplated by the Revolver Loan Documents, except that nothing herein shall require Borrower to indemnify and save Lender harmless from liability for losses, costs, damages or expenses, the sole and proximate cause of which is (a) Lender's own gross negligence or willful misconduct or (b) Lender's violation of its corporate charter or by-laws or of laws or regulations applicable to Lender.

          9.2.3  Operation of Collateral; Joint Venturers. Any loss, cost,
                 ----------------------------------------
     liability, damage or expense (including attorneys' fees) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of Lender and Borrower as having the relationship of joint venturers or partners or the determination that Lender or Borrower has acted as agent for the other.

          9.2.4  Environmental Indemnity. Any and all claims, losses, damages,
                 -----------------------
     response costs, clean-up costs and expenses suffered and/or incurred at any time by Lender arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction, and/or renovation of, any of the Property of Borrower, and/or the failure of Borrower to perform its obligations and covenants hereunder with respect to environmental matters, including, but not limited: (a) claims of any Persons for damages, penalties, response costs, clean-up costs, injunctive or other relief, (b) costs of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (c) any expenses or obligations, including attorneys' fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrower to Lender when incurred by Lender.

                                   ARTICLE 10
                                   ----------

                                 MISCELLANEOUS
                                 -------------

     10.1  Notices. All notices, requests or demands required or permitted
           -------
to be given under the Revolver Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the party being notified may have requested in writing to the other party. Written notice may be given by telecopy to the telecopier number shown below or to such other number as the party being notified may have requested in writing to the other party, provided that such notice shall not be deemed effective unless it is confirmed within twenty--four
(24) hours by hand delivery, courier delivery or mailing of a copy of such notice in accordance with the requirements set forth above.

     If to Borrower:      CPS Systems, Inc.
                          3400 Carlisle Street, Suite 500
                          Dallas, Texas 75204
                          Attn:  Paul E. Kana
                          Telecopy No.: (214) 720-1380

     If to Lender:        Greyhound Financial Corporation
     (two copies)         Dial Corporate Center
                          1850 North Central Avenue
                          Phoenix, Arizona 85077-1141
                          Telecopy No. (602) 207-5036

                          and

                          Greyhound Financial Corporation
                          311 So. Wacker, Suite 2725
                          Chicago, Illinois 60606
                          Attn:  Portfolio Manager
                          Telecopy No.:  (312) 322-7250

     10.2  Survival of Revolver Loan Agreement; Indemnities. All covenants,
           ------------------------------------------------
agreements, representations and warranties made in the Revolver Loan Documents and in the certificates delivered pursuant hereto shall survive the making by Lender of the Revolver Loan and the execution and delivery to Lender of the Revolver Loan Note and of all other Revolver Loan Documents and shall continue in full force and effect so long as any of the Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Revolver Loan Documents, the cancellation of the Notes and the release and/or cancellation of any and all of the Revolver Loan Documents or the foreclosure of any Liens on the Collateral, the obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in Section 9.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against Lender have run.

     10.3  Further Assurance. Borrower shall execute and deliver, or cause to be
           -----------------
executed and delivered to Lender, prior to or concurrently with its execution and delivery of this Revolver Loan Agreement and at any time thereafter at the request of Lender, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and continue perfected the Security Interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Revolver Loan Documents.

     10.4  Taxes and Fees. Should any tax (other than taxes based upon the net
           --------------
income of Lender), recording or filing fees become payable in respect of any of the Revolver Loan Documents, or any amendment, modification or supplement thereof, Borrower agrees to pay the same to Lender on demand, together with any interest or penalties thereon attributable to any delay by Borrower in meeting Lender's demand, and agrees to hold Lender harmless with respect thereto.

     10.5  Severability. In the event that any provision of any
           ------------
Revolver Loan Document is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other Governmental Body, as applicable, such Revolver Loan Document shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions thereof, and any and all other provisions thereof which otherwise are lawful and valid shall remain in full force and effect. In lieu of each such unenforceable provision there shall be added automatically as a part of such Revolver Loan Document, a provision that is legal, valid and enforceable and is in similar in terms to such unenforceable provisions as may be possible.

     10.6  Waiver. No delay on the part of Lender in exercising any right, power
           ------
or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

     10.7  Modification of Revolver Loan Documents. No modification
           ---------------------------------------
or waiver of any provision of any of the Revolver Loan Documents shall be effective unless the same shall be in writing and executed by the person to be charged with the effect thereof, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any of Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

     10.8  Captions. The headings in this Revolver Loan Agreement
           --------
are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     10.9  Successors and Assigns. This Revolver Loan Agreement shall be binding
           ----------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided, however, that neither this Revolver Loan Agreement nor any rights or obligations hereunder shall be assignable by Borrower without the prior express written consent of Lender, and any purported assignment made in contravention hereof shall be void. No standard of reasonableness shall attach to Lender's discretion in consenting or not consenting to any assignment.

     10.10  Remedies Cumulative. All rights and remedies of Lender pursuant to
            -------------------
this Revolver Loan Agreement, any other Revolver Loan Documents or otherwise shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. Lender shall not be required to prosecute collection, enforcement or other remedies against Borrower before proceeding to enforce or resort to any Collateral .

     10.11  Entire Agreement; Conflict. This Revolver Loan Agreement and the
            --------------------------
other Revolver Loan Documents, all executed prior or pursuant hereto, constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. In the event of a conflict between the terms and conditions set forth in one Revolver Loan Document and the terms and conditions set forth in any other Revolver Loan Document, the provisions imposing the greatest obligations upon Borrower, Parent and/or other sureties for the Revolver Loan Obligations and granting the most expansive rights to Lender shall control.

     10.12  Participation. Lender shall have the right without the consent of or
            -------------
notice to Borrower to grant participating interests in the Revolver Loan. If Borrower receives notice from Lender of the grant of a participation interest, Borrower shall comply with any request set forth in such notice as to the payment directly to the participant of such participant's proportionate share of payments due from Borrower with respect to the Revolver Loan.

     10.13  Joint and Several Liability. Any obligations of more than one party
            ---------------------------
hereunder, including, without limitation, any obligations of Borrower, shall be joint and several obligations of such parties.

     10.14  Choice of Law; Jurisdiction; Venue; Waiver of Jury Trial.
            --------------------------------------------------------

          10.14.1 THIS REVOLVER LOAN AGREEMENT AND THE OTHER REVOLVER LOAN DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          10.14.2  BORROWER: (A) HEREBY IRREVOCABLY SUBMITS
     ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS REVOLVER LOAN AGREEMENT OR THE SUBJECT MATTER HEREOF OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

          10.14.3 LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE REVOLVER LOAN DOCUMENTS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

          10.14.4 ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING REVOLVER ADVANCES TO BORROWER.
                                                         [INITIALS
                                                          APPEAR
                                                           HERE]
                                     [Borrower's initials ________]


     10.15  Written Credit Agreement. THIS REVOLVER LOAN AGREEMENT AND THE OTHER
            ------------------------
REVOLVER LOAN DOCUMENTS HEREIN COLLECTIVELY CONSTITUTE THE WRITTEN CREDIT AGREEMENT WHICH IS THE COMPLETE AND FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH REGARD TO THE EXTENSION OF CREDIT AND/OR FINANCIAL ACCOMMODATION REFERRED TO HEREIN AS THE SAME EXISTS TODAY AND SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL OR WRITTEN CREDIT AGREEMENT OR OF ANY CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT ALL NON-STANDARD TERMS OF THE CREDIT AGREEMENT BETWEEN

BORROWER AND LENDER WITH RESPECT TO THE EXTENSION OF CREDIT REFERRED TO HEREIN AND ALL PRIOR ORAL CREDIT AGREEMENTS AND CONTEMPORANEOUS ORAL AND WRITTEN CREDIT AGREEMENTS BETWEEN THEM WITH RESPECT TO THE EXTENSION OF CREDIT REFERRED TO HEREIN ARE SUFFICIENTLY SET FORTH HEREIN AND IN THE OTHER REVOLVER LOAN DOCUMENTS, WITHOUT EXCEPTION. BY SIGNING AND/OR ACCEPTING THIS REVOLVER LOAN AGREEMENT, BORROWER AND LENDER AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH REGARD TO THE AFORESAID EXTENSION OF CREDIT OR OTHER FINANCIAL ACCOMMODATION EXISTS.

     10.16  Time of Essence. TIME IS OF THE ESSENCE FOR THE PERFORMANCE BY
            ---------------
BORROWER AND THE OTHER OBLIGORS OF THE OBLIGATIONS SET FORTH IN THIS REVOLVER LOAN AGREEMENT AND THE OTHER REVOLVER LOAN DOCUMENTS.

     10.17  Counterparts. This Revolver Loan Agreement may be executed by the
            ------------
parties hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     10.18  Waiver of Suretyship Rights and Defenses. To the extent that any of
            ----------------------------------------
the Security Documents secures the Obligations of Parent, Borrower hereby agrees that all of its agreements set force in the Term Loan Guaranty with respect to suretyship rights and defenses by virtue of its status as a guarantor are and shall be applicable to all suretyship rights and defenses Borrower may have by virtue of it being a surety in any other capacity for the Obligations of Parent.

     IN WITNESS WHEREOF, this Revolver Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


LENDER:                       GREYHOUND FINANCIAL CORPORATION, a
                              Delaware corporation



                              By: /s/ Patricia Murray
                                 ----------------------------------
                                  Patricia Murray, Vice President


                              CPS SYSTEMS, INC.,
                              a Texas corporation



                              By: /s/ Paul E. Kana
                                 --------------------------------
                                  Paul E. Kana President

                        LIST OF EXHIBITS AND SCHEDULES
                        ------------------------------

Schedule 1.1   (Borrower's Stockholders)
Schedule 1.1   (Borrower's Warrantholders)
Schedule 1.1   (Leases)
Schedule 1.1   (Intellectual Property)
Schedule 1.1   (Existing Operating Agreements)
Schedule 5.3.1 (Liens on  Borrower's Stock)
Schedule 5.3.2 (Other Restrictions on Borrower's Stock)
Schedule 5.3.3 (Subsidiaries of Borrower)
Schedule 5.6.2 (Location of Borrower's Goods and Offices)
Schedule 5.8.1 (Borrower's Financial Statements)
Schedule 5.9   (Litigation)
Schedule 5.19  (Operating Agreements)
Schedule 6.18  (Source Codes)

Exhibit 1.1    (IBM Agreement)
Exhibit 4.2.5  (Request for Advance, Certification and Disbursement
                Instructions)
Exhibit 5.3.1  (Capitalization of Borrower)
Exhibit 6.3.3  (Certificate of Chief Financial Officer)
Exhibit 6.7.2  (Assignment of Life Insurance)

                                  SCHEDULE 1.1
                                  ------------
                           (BORROWER'S STOCKHOLDERS)


Paul E. Kana, Sidney H. Courdier, Brian R. Wilson, G. Dean Booth, and James K. Hooford, Jr.

                                  SCHEDULE 1.1
                                  ------------
                          (BORROWER'S WARRANTHOLDERS)


Hanifen Imhoff Mezzanine Fund, L.P. and Percival Hudgins & Company, Inc.

                                  SCHEDULE 1.1
                                  ------------
                                    (LEASES)


1. Office Lease dated April 30, 1991 between Sovereign Center Company and Company for lease of office at 9720 Town Park Drive, Suite 115, Houston, Texas. Now on a month-to-month basis.

2. Lease Agreement dated July 1993 between West Texas Investors #103 and Company for lease of office at 3311 - 81st Street, Lubbock, Texas. Now on a month-to-month basis.

3. Lease Agreement dated May 1, 1992, between Life and Casualty Insurance Company and Company for lease of office at 900 Isom, Suite 102, San Antonio, Texas. Expiration: 12-31-94.

4. Lease Agreement dated February 18, 1990, between Aetna Life Insurance Company and Company for lease of principal executive offices at 3400 Carlisle, Suite 500, Dallas. Expiration: April 30, 1995.

5. Lease dated October 18, 1990 between Kroger Properties and Company for office lease at 3840 S. 103, East Avenue, Tulsa, OK. Expiration:
     November 30, 1994.

6. Agreement to Lease dated February 18, 1994 between Spectrum Real Estate Service, Inc. and Company for office lease at 5205 West Laurel, Tampa, FL.
     Expiration: April 30, 1997.

7. Equipment Lease dated January 28, 1994 between Third Century Leasing and Company for lease of three Mita copiers. Expiration: January 31, 1997.

8. Pitney Bowes Credit Corporation: Four equipment leases for postage meters and scales.

                                  SCHEDULE 1.1
                                  ------------
                            (INTELLECTUAL PROPERTY)


1.   Oklahoma trademark "INFOTRIEV".

2.   Texas trademark or service mark "INFOTRIEV"

3.   U.S. Trademark reg. no. 1288749 for "INFOTRIEV"

4. Copyright protection claimed on all Company Products and materials; however, no copyrights have been registered.

                                 SCHEDULE 1.1
                        (EXISTING OPERATING AGREEMENTS)

                          CPS BUSINESS SYSTEMS, INC.

                            OKLAHOMA SHERIFF SYSTEM
                            -----------------------

ITEM #      DESCRIPTION                                   ILF      MLF    MCA     MSM     IC      ATH
------      -----------                                   ---      ---    ---     ---     --      ---
810370      Basic Law Enforcement System 15,000+ po       $7,500   $138   $37     $74    $50    5/6/8
            w/ Uniform Crime Reporting (UCR) includes:
            *General Offense System
            *Employee/Security System
            *Name File/Known Offenders
            *Night-Emergency Listing
            *Fingerprint/Single Fingerprint File
            *Calls for Service
            *Warrants System/Civil Process
            *Method of Operations (MO File)
            *Criminal History
            *Arrests

            Basic Law - Less than 15,000 pop               6,000    138    37      74     50    5/6/8

810390      Field Interview System (FIR)                   1,500     33    10      20     50    1/2/2.5

810400      Pawn Shop System                               2,000     40    11      22     50    1/2/2.5

810360      Juvenile System with UCR Reporting             1,500     33    10      20     50    1/3/4

810410      Small Jail Management                          3,750     83    22      44     50    6/8/12
            (Book-in for under 60 inmates)

810411      Large Jail Management                          5,100    115    31      62     50    6/8/12

810420      Small Country Computer Aided                  10,400    260    70     139     50    6/8/12
            Dispatching (Population of under
            40,000 people)

810345      Property Room Management                       1,100     25    10      20     50    1/2/3

810230      Bogus Checks                                   3,500     75    20      40     50    8/12/16

810270      Fleet/Equipment Management                     5,000    118    32      64     50

NOTE: No training is provided by CPS Systems. DPS in Atlanta is the only authorized training facility. For any IBM system, ADD 20% to the Initial License Fee.

February 11, 1991                                                      Page 19-4

                          CPS BUSINESS SYSTEMS, INC.

                             COMMERCIAL ACCOUNTING
                             ---------------------


ITEM #      DESCRIPTION                                   ILF      MLF    MCA     MSM     IC      ATH
------      -----------                                   ---      ---    ---     ---     --      ---
500012      Integrated General Ledger with                $2,200    $55   $15     $29    $50
             Fixed Budget Reporting

500860      Financial Report Writer                          500     13    10      20     50

500052      Integrated Accounts Payable                    1,700     43    12      23     50

500060      Accounts Receivables                           2,500     63    17      35     50
             (Open Items)

500061      Accounts Receivables                           1,200     30    10      20     50
            (Balance Forward)

500042      Integrated Payroll                             2,000     50    13      27     50

500043      After-the-Fact Payroll with                    1,000     25    10      20     50
            941's & W2's

500720      Depreciation (Tax & Book)                      1,800     45    12      24     50

500112      Inventory by Warehouse                         3,000     75    20      40     50

500022      Purchase Orders                                3,000     75    20      40     50

500270      Fleet/Equipment Management                     4,750    118    32      64     50

NOTE:
For any IBM system, ADD 20% to the Initial License Fee.

February 11, 1991                                                      Page 20-1

                          CPS BUSINESS SYSTEMS, INC.

                             OIL AND GAS PRODUCERS
                             ---------------------


ITEM #     DESCRIPTION                   ILF    MLF    MCA    MSM    IC    ATH
------     -----------                   ---    ---    ---    ---    --    ---
600012     General Ledger with YTD      $3,500  $88    $23    $46    $50
           & Comparison Statements

600860     Financial Report Writer         500   13     10     20     50

600052     Accounts Payable              3,200   50     21     43     50

600570     Joint-Interest Billing        3,500   88     23     46     50
           (Requires 600061 or 600060)

600061     Accounts Receivables          1,750   --     12     24     50
           (Balance Forward)

600060     Accounts Receivables          3,000   75     20     40     50
           (Open Item)

600580     Revenue Distribution          2,750   69     18     36     50
           (Royalty Payable)

600590     WPT Module (Rev. Dist.)       1,200   30     10     20     50

600600     Revenue Accounting with       3,500   88     23     46     50
           WPT Module

600042     Payroll                       3,000   75     20     40     50

600044     Expanded Drilling Payroll     3,000   75     20     40     50

600043     After-the-Fact Payroll with     500   13     10     20     50
           941's and W2's

600710     Lease Reporting               2,400   60     16     32     50

600610     Production Cost Report        2,400   60     16     32     50
           (8/8 Information)

600620     Reserves and Economics        3,000   75     20     40     50
           Evaluation

NOTE:
For any IBM system, ADD 20% to the Initial License Fee.



                                                                      Page 20-2a

                          CPS BUSINESS SYSTEMS, INC.

                             OIL AND GAS PRODUCERS
                             ---------------------


ITEM #          DESCRIPTION                       ILF        MLF       MCA       MSM       IC        ATH
------          -----------                       ---        ---       ---       ---       --        ---
600630     Monthly Production Reporting         $1,500       $38       $10       $20       $50
           (P1 & P2)

600640     Depletion (Requires 6000012)          2,400        60        16        32        50

600720     Depreciation (Tax & Book)             2,400        60        16        32        50
           (Requires 600012)

600660     Authorization for Expenditures        1,500        38        10        20        50

600670     Basic Land Management System          3,500        88        23        46        50

600680     Delay Rentals (Requires 6000670)      2,000        50        13        26        50

600690     Land Joint Billing                    2,000        50        13        26        50
           (Requires 6000670 & 600680)

600700     Lease Equipment Inventory             2,400        60        16        32        50

600790     Production Accounting                 3,500        88        23        46        50
           (Run, Ticket, Gas, Water)

600870     Partnership Accounting                2,500        63        17        34        50

600022     Purchase Orders                       3,000        75        20        40        50

600270     Fleet/Equipment Management            4,750       118        32        64        50


NOTE:
For any IBM system, ADD 20% to the Initial License Fee.

February 11, 1991                                                     Page 20-2b

                                 SCHEDULE 5.3.1
                                 --------------
                          (LIENS ON BORROWER'S STOCK)


Pledge of 7,132 shares of CPS Systems, Inc. treasury stock to secure indebtedness to Paul A. Hughes and Gloria P. Schlab, which pledge will be released at closing.

                                 SCHEDULE 5.3.2
                                 --------------
                    (OTHER RESTRICTIONS ON BORROWER'S STOCK)


Subordination Pledge to Hanifen Imhoff Mezzanine Fund, L.P.

                                 SCHEDULE 5.3.3
                                 --------------
                           (SUBSIDIARIES OF BORROWER)


CPS Systems, Inc. is a subsidiary of CPS Acquisition Corp. until those entities are merged.

                                SCHEDULE 5.6.2                          P19

                         LOCATION OF GOODS AND OFFICES

                                  CPS OFFICES

CPS - DALLAS                                                  (214)855-5277
3400 Carlisle, Suite 500                        after hours   (214)855-5278
Dallas, TX 75204                                toll free     (800)858-5277
                                                fax           (214)720-1380

CPS - HOUSTON                                                 (713)981-4076
9720 Town Park Dr., Suite 115                   fax           (713)981-4077
Houston, TX 77036

CPS - LUBBOCK                                                 (806)791-2406
3311 81st Street, Suite S
Lubbock, TX 79423

CPS - OKLAHOMA CITY                                           (405)942-7696
1300 South Meridan, Suite 103
Oklahoma City, OK 73108

CPS - SAN ANTONIO                                             (210)366-0263
900 Isom Rd., Suite 310                        fax            (210)366-0247
San Antonio, TX 78216

CPS - TAMPA                                                   (813)288-9880
5005 West Laurel, Suite 215                    toll free      (800)858-5276
Tampa, FL 33607                                fax            (813)288-9791

CPS - TULSA                                                   (918)665-6755
3840 South 103rd Ave., Suite 216               after hours    (918)665-6757
Tulsa, OK 74146                                or             (918)665-6590
                                               fax            (918)665-6758

CPS - WICHITA FALLS                            Jim Purdie     (817)696-1733
3508 McNeil, Suite D                           Neil Hull      (817)696-1724
Wichita Falls, TX 76308                        fax            (817)696-2058

                                 SCHEDULE 5.8.1
                                 --------------
                        (BORROWER FINANCIAL STATEMENTS)


Audited year end financial statements for CPS Systems, Inc. for years 1990 through 1993 and unaudited interim 1994 financial statement for CPS Systems, Inc. through November 30, 1994.

                                  SCHEDULE 5.9
                                  ------------
                                  (LITIGATION)


     A complaint alleging discrimination based on sex was filed in Tampa, Florida, with the EEOC by Dea Knapp. Mrs. Knapp was terminated shortly following her return from pregnancy leave, based on her substandard performance before and after the leave. Such finding was upheld by the investigator for the Florida Human Relations Department; however, the Department issued a conflicting finding of just cause for Mrs. Knapp's complaint. No suit has been filed by Mrs. Knapp, and efforts toward settlement have been unsuccessful.

     A charge of discrimination based on sex and sexual harassment was filed September 14, 1994, with the EEOC in Dallas by Kathy S. Shoults. Ms. Shoults alleged that he was harassed on the day she resigned. The Company strongly deny the claim. No further action has been taken by any party on such complaint.

                                 SCHEDULE 5.19
                                 -------------
                            (OPERATING AGREEMENTS)


                                     NONE

                                 SCHEDULE 6.18
                                 -------------
                                 (SOURCE CODES)

Source Codes of current products being marketed by Company.

                                  EXHIBIT 1.1
                            (IBM AGREEMENT)

     You agree to pay amounts equal to any applicable taxes resulting from any transaction under this Agreement. This does not include taxes based on our net income. You are responsible for personal property taxes for each Product from the date we ship it to you or the End User.

     You agree to provide us with valid reseller-exemption documentation for each applicable taxing jurisdiction. Otherwise, we will charge you all applicable taxing jurisdiction. Otherwise, we will charge you all applicable state and local taxes or duties. You agree to notify us promptly if this documentation is revoked or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

     Failure to Pay Any Amounts Due

     If your account becomes delinquent, you agree that we may do one or more of the following:

       1. impose a finance charge, up to the maximum permitted by law, on the delinquent portion of the balance due;

       2. repossess any Products. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorney's fees. You agree to make the Products available to us at a site that is mutually convenient;

       3. terminate this Agreement; or

       4. pursue any other remedy available at law.

     In addition, if your account with any of our subsidiaries becomes delinquent, we may terminate this Agreement.


12.  Title

     As an Aggregator, when you order a Machine from us, we do not transfer title to you. As any other remarketer, when you order a Machine, we transfer title to you when the Machine is shipped by us or your Aggregator.

     Any prior transfer of title to a Machine to you is void from it inception when 1) it is accepted as a returned Machine or 2) you deliver it under the IBM Employee Sales Program.

     If an End User orders a Machine from us (and not from you) and we pay you a fee to deliver that Machine, we transfer title to the End User (and not to you) when you deliver the Machine.

     Purchase Money Security Interest

     We reserve a purchase money security interest in a Machine, and you grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, a Product, until we receive the amounts due. For a feature, conversion, or upgrade involving the removal of parts that become our property, we reserve the security interest until we receive the amounts due and the removed parts. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.


     End User Lease Financing

     If an End User obtains a lease for a Machine for legitimate financing purposes, you may transfer title to the Machine to the lessor. You may finance End Users' Product acquisitions.

13.  Risk of Loss

     We bear the risk of loss for a Product until its initial delivery from us.

                                  EXHIBIT 4.2.5
                                  -------------
                       (REQUEST FOR ADVANCE, CERTIFICATION
                         AND DISBURSEMENT INSTRUCTIONS)


                       REQUEST FOR ADVANCE, CERTIFICATION
                          AND DISBURSEMENT INSTRUCTIONS

          1. The undersigned ("Borrower") requests Greyhound Financial Corporation ("Lender") to disburse loan proceeds in the amount of ________________________________ Dollars ($___________) upon receipt hereof, pursuant to the Revolver Loan and Security Agreement between such parties dated as of December 30, 1994 (with all amendments, "Agreement").

          2. Borrower certifies that all conditions required by the Agreement to be satisfied prior to the requested disbursement have been satisfied.

          3. Borrower hereby instructs Lender to disburse the advance as follows:

             (i)   Amount: $
                            -----------------
                   Name:
                        ----------------------------------
                   Bank:
                        ----------------------------------
                   Bank Address:
                                --------------------------

                   ---------------------------------------
                   ABA Routing No.:
                                   -----------------------
                   Credit:
                          --------------------------------
                   Account No.:
                               ---------------------------

             (ii)  Amount: $
                            -----------------
                   Name:
                        ----------------------------------
                   Bank:
                        ----------------------------------
                   Bank Address:
                                --------------------------

                   ---------------------------------------
                   ABA Routing No.:
                                   -----------------------
                   Credit:
                          --------------------------------
                   Account No.:
                               ---------------------------

             (iii) Amount: $
                            -----------------
                   Name:
                        ----------------------------------
                   Bank:
                        ----------------------------------
                   Bank Address:
                                --------------------------

                   ---------------------------------------
                   ABA Routing No.:
                                   -----------------------
                   Credit:
                          --------------------------------
                   Account No.:
                               ---------------------------

             (iv)  Amount: $
                            -----------------
                   Name:
                        ----------------------------------
                   Bank:
                        ----------------------------------
                   Bank Address:
                                --------------------------

                   ---------------------------------------
                   ABA Routing No.:
                                   -----------------------
                   Credit:
                          --------------------------------
                   Account No.:
                               ---------------------------

          4. Borrower acknowledges and agrees that, even though all or a portion of the disbursements described above are to be directed to entities other than Borrower, receipt of such disbursements by such payees shall constitute receipt of the undersigned.

          5. Except as otherwise defined herein otherwise requires, all capitalized terms used meaning given to them in the Agreement.

          DATED: ______________________, 1994

          BORROWER                CPS SYSTEMS, INC,
                                  a Texas corporation


                                  By:
                                     -------------------------------------------
                                  Type/Print Name:
                                                  ------------------------------
                                  Title:
                                        ----------------------------------------

                          EXHIBIT 5.3.1 (POST MERGER)
                          -------------
                         (CAPITALIZATION OF BORROWER)

SHAREHOLDER                                               NUMBER OF SHARES
-----------                                               ----------------

Paul E. Kana                                                    2918
CPS Systems, Inc.
3400 Carlisle
Suite 500
Dallas, TX 75204

Sid H. Cardier                                                  2918
Weybourne
#10 WRAY Park Rd.
Reigate, Surrey
England RH2 ODD

Brian R. Wilson                                                 2918
22 Avnall Road
London, England
N51DP

James K. Hoofard                                                 623
CPS Systems, Inc.
3400 Carlisle
Suite 500
Dallas, TX 75204

G. Dean Booth                                                    623
Booth, Wade & Campbell
3100 Cumberland Cir
Suite 1500
Atlanta, GA 30339

                                  EXHIBIT 6.3.3
                                  -------------
                         (TO BE PROVIDED POST-CLOSING)

                                  EXHIBIT 6.7.2
                                  -------------
                         (ASSIGNMENT OF LIFE INSURANCE)

To be on life insurer's form, subject to Lender's approval, which approval shall not unreasonably be withheld.